Emerging Markets Growth Fund SM
Semi-Annual Report

For the Six Months Ended December 31, 1997

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

Fellow Shareholders:

The first half of our 1998 fiscal year--the six months ended December 31--was an extremely rough period in emerging markets. The unmanaged Morgan Stanley Capital International Emerging Markets Free (EMF) Index, which tracks stock prices in 26 developing countries, fell 24.9% including reinvestment of distributions.* Five Asian emerging markets-Indonesia, Malaysia, South Korea, Thailand and the Philippines--suffered losses of between 25% and 45% in local currencies, and between 58% and 76% in U.S. dollars. During the October-December quarter--the worst calendar quarter in the history of the EMF Index--23 of the 26 markets were down in both dollars and local currencies. (After the close of the fiscal half, a few markets, including South Korea, recovered somewhat from these devastating declines, while others lost additional ground.)

Emerging Markets Growth Fund (EMGF) came through the six-month period better than the EMF Index and much better than many of the markets in its investment universe (see table on page 2). The value of EMGF's shares declined 15.1% assuming reinvestment of an income dividend of $1.54 and a capital gain distribution of $3.38 that were paid in December. Looking back over the past 12 months, the fund outpaced its principal benchmark by a wide margin, rising 9.7% while the EMF Index was falling 11.6%.

The longer term comparisons are similarly favorable. For the five years ended December 31, the fund generated a total return of 101.4%, more than double the 44.0% gain recorded by the EMF Index. For the 10 years ended December 31, Emerging Markets Growth Fund had a total return of 827.3% (an average of 24.9% a year compounded) versus 431.6% (18.2% a year) for the index.

*All percentage gain/loss figures include reinvestment of distributions unless otherwise indicated.

6-MONTH RESULTS
With Dividends Reinvested (7/1/97 - 12/31/97)

Emerging Markets Growth Fund              -15.1%

MSCI Emerging Markets Free Index          -24.9%



A BRIEF REVIEW OF THE ASIAN CRISIS

Asia's economic troubles were brought on by inefficient allocation of capital and, more specifically, by questionable lending practices that came to light last year in Thailand's real estate industry, undermining that nation's currency. In July, the Thai central bank let the baht float, setting off a chain reaction that weakened other currencies in the region and had an impact on financial markets in both developing and industrialized countries.

As stock prices and currency values dropped, countries that had been booming suddenly found themselves facing the prospect of an economic slowdown, a painful rescheduling of debts and a need for bailouts as well as for reforms that are likely to prove politically unpopular. These developments produced grim headlines and a search for scapegoats along with warnings that the crisis could escalate far beyond the financial markets.

Without minimizing the seriousness of the situation, it would be well to keep in mind that nearly all of the affected countries (including Thailand, where the crisis began) have been through serious financial and economic problems in the past. They have recovered from them, and we expect they will do so again. In due course, we look for a majority of these nations to get back onto a path of above-average growth. Meanwhile, we have been taking advantage of sharply lower valuations and adding to our holdings of stocks that we feel positive about on a long-term basis.

A CLOSER LOOK AT OUR RESULTS

While a decline in EMGF's share value is not pleasant news to have to report, we believe that the fund's ability to hold its ground better than our principal benchmark over the past six months is an accomplishment worth noting. A breakdown of the period reveals that EMGF rose considerably more than the EMF Index in July (4.3% vs. 1.5%) and slightly more in September and December; it went down quite a bit less than the EMF Index during August (-8.1% vs. -12.7%) and lost somewhat less ground than the index in October and November.

PERCENT CHANGE IN KEY MARKETS /1/

                                     Six months Ended 12/31/97

                                     -----------------------------

                                     Expressed in        Expressed in

                                     U.S. Dollars        Local Currency

                                     -------------       --------------

Argentina                            0.0%                0.0%
Brazil                               -17.4               -14.3
Chile                                -20.3               -16.1
China (Free)/2/                      -33.2               -33.2
Colombia                             4.6                 24.3
Czech Republic                       -2.9                3.9
Greece                               -5.4                -2.2
Hungary                              24.8                36.2
India                                -19.1               -11.4
Indonesia (Free)/2/                  -75.5               -44.7
Israel                               -0.7                -2.1
Jordan                               -10.0               -10.0
Malaysia (Free)/2/                   -63.8               -44.1
Mexico (Free)/2/                     17.8                19.8
Pakistan                             4.9                 14.3
Peru                                 -14.1               -12.2
Philippines (Free)/2/                -57.6               -35.9
Poland                               -15.6               -9.4
Russia                               -2.6                 NA /3/
South Africa                         -21.3               -15.5
South Korea                          -70.1               -43.0
Sri Lanka                            -16.6               -12.0
Taiwan                               -26.2               -13.3
Thailand (Free) /2/                  -59.9               -25.5
Turkey                               44.3                101.4
Venezuela                            -10.8               -7.5
Emerging Markets Growth Fund         -15.1


/1/ With gross dividends reinvested. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.

/2/ The fund is invested in the "free" Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.

/3/ Index quoted only in U.S. dollars.
For some time before the crisis began, we had been reducing our exposure in Southeast Asia, beginning with the sale in 1996 of most of our holdings in Thailand's banking industry. We also were helped during the half-year by our low profile in Malaysia, which until recently was one of the largest components in the EMF Index. (The extent to which Malaysia's market capitalization and the capitalizations of other affected markets have shrunk is reflected in the table on the next page, which shows the percentage of the EMF Index accounted for by each country. The table also shows changes in the fund's invested positions in various regions and markets. The Asia-Pacific region as a whole dropped from 37% to 22% of net assets during the half-year, with the biggest reductions coming in Taiwan and South Korea. Meanwhile, Latin America rose from 37% to 42% of net assets, chiefly because of an increase in Mexico.)

In both Malaysia and Thailand, our research had uncovered problems, including the excessive use of leverage, that threatened to undermine the currencies of those countries. As a consequence, we felt it was prudent to hedge a number of our investments back into dollars. Our hedging in those two countries, and in a few others, produced currency profits for the fund that are treated as cash for accounting purposes, making the total cash position on December 31 (page 3) appear somewhat higher than usual. Although our research pointed to possible devaluations, we make no claim to have anticipated the full fury of the financial collapse or the extent to which it would spill over into countries in Asia and elsewhere with economic structures that were thought to be fairly sound.

THE BENEFITS OF DIVERSIFICATION

Emerging Markets Growth Fund's portfolio includes well over 400 companies located in more than three dozen nations. (Countries not included in the EMF Index accounted for 3.6% of our holdings.) Our portfolio, built one stock at a time, represents a variety of industries, ranging from computer components and telecommunications to energy and consumer goods. While the majority of our investments declined in price during the six months, there were some noteworthy exceptions--right spots that helped our results and underscored the value of having a broadly diversified portfolio.

WHERE THE FUND'S ASSETS ARE INVESTED

                                      Percent of Net Assets                           Market Value
                 ----------------------------------------------------------------     of Holdings
                                                           MSCI EMF Index /1/           12/31/97
                 12/31/96      6/30/97      12/31/97      6/30/97      12/31/97       (in thousands)
                 --------      --------     ---------     --------     ---------      --------------
ASIA/PACIFIC
China            1.4%          1.0%         .6%           .6%          .5%            $82,442
Hong Kong        .6            .3           .3            -            -              45,841
India            6.6           7.5          6.6           6.2          6.5            869,725
Indonesia        4.1           3.5          1.9           5.7          1.8            255,226
Malaysia         4.5           3.4          1.2           12.6         6.0            154,879
Pakistan         .5            .4           .5            .6           .8             59,545
Philippines      6.4           3.8          2.5           2.5          1.4            330,725
South Korea      4.7           6.4          1.7           4.0 /2/      1.5 /2/        230,061
Sri Lanka        .1            .1           .1            .1           .1             11,739
Taiwan           3.5           9.5          5.9           9.6 /2/      9.3 /2/        780,382
Thailand         2.1           .9           .4            3.2          1.6            54,009
Vietnam          .1            .1           .1            -            -              6,206
                 ------        ------       ------        ------       ------         ---------
                 34.6          36.9         21.8          45.1         29.5           2,880,780
                 ------        ------       ------        ------       ------         ---------

LATIN AMERICA
Argentina        5.9           6.6          8.6           3.6          4.6            1,140,979
Brazil           15.2          16.9         16.5          15.8         16.6           2,186,896
Chile            1.8           2.2          2.1           4.0          4.0            275,622
Colombia         .3            .2           .1            .8           1.0            9,768
Ecuador          .4            .2           .2            -            -              19,877
Mexico           9.9           8.2          12.1          8.5          13.2           1,599,685
Panama           .3            .2           .1            -            -              14,774
Peru             3.2           2.2          1.6           1.1          1.2            210,529
Venezuela        .5            .5           .5            1.3          1.6            71,348
                 ------        ------       ------        ------       ------         ---------
                 37.5          37.2         41.8          35.1         42.2           5,529,478
                 ------        ------       ------        -------      ------         ---------

Eastern Europe
Bulgaria         .4            .3           .3            -            -              37,980
Czech Republic   .3            .2           .2            .8           1.0            30,305
Hungary          .4            .4           .6            .5           1.3            82,122
Kazakhstan       -             -            -             -            -              3,080
Poland           .5            .5           .9            .4           .6             117,479
Republic
  of Croatia     .6            .4           .5            -            -              66,383
Russian Fe-
  deration/3//4/ 4.3           6.7          6.5           -            5.9            864,863
Slovakia         -             .1           .1            -            -              16,591
Ukraine          -             -            .1            -            -              9,437
                 ------        ------       ------        ------       ------         ------
                 6.5           8.6          9.2           1.7          8.8            1,228,240
                 ------        ------       ------        ------       ------         ---------

Other Markets
Egypt            -             .1           .1            -            -              14,331
Ghana            .4            .2           .2            -            -              25,931
Greece           1.0           .8           1.0           1.4          2.7            134,643
Mauritius        .1            .1           .1            -            -              6,257
Morocco          .2            .2           .2            -            -              26,398
Portugal /4/     .6            .7           1.4           2.2          -              183,583
South Africa     4.1           3.9          4.8           10.6         10.8           634,187
Turkey           2.0           2.3          5.0           1.7          3.2            669,993
                 ------        ------       ------        ------       ------         -----------
                 8.4           8.3          12.8          15.9         16.7           1,695,323
                 ------        ------       ------        ------       ------         -----------
Multi-
National         2.3           2.2          2.0                                       266,354
                 ------        ------       ------                                    -----------
Other /5/        .5            .6           .3                                        43,790
                 ------        ------       ------                                    -----------
Cash &
Equivalents      10.2          6.2          12.1                                      1,600,939
                 ------        ------       ------                                    -----------
TOTAL            100.0%        100.0%       100.0%                                    $13,244,904
                 ======        ======       ======                                    ===========



/1/ Morgan Stanley Capital International Emerging Markets Free Index also includes Israel (2.7%) and Jordan (0.1%). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.

/2/ In September 1996, Taiwan was added to the EMF Index; its weighting reflects 50% of that country's market capitalization. South Korea's weighting was increased to reflect 50% of that country's market capitalization instead of 20%.

/3/ Includes investments in companies incorporated outside the region which have significant operations in the region.

/4/ Portugal was deleted from, and "the Russian Federation" was added to, the EMF Index on 12/1/97.

/5/ Includes investments in markets where the holdings represent a percentage of net assets of less than 0.05%. Also includes stocks in initial period of acquisition.

The fund's investments in technology companies generally did well, even in markets that were otherwise weak. In two markets that bucked the downtrend and recorded large gains in dollars for the period--Turkey and Hungary--the fund held several issues that also did well. Two of the strongest stocks in our portfolio for the six months were Turkish banks: Turkiye Is Bankasi AS (+113.2%) and Yapi ve Kredi Bankasi (+66.6%); together these two issues accounted for 2.4% of the fund's net assets on December 31. Our largest single holding, Telmex, which accounted for more than 4% of assets, rose 17.4%. Other telecommunications stocks that went up include Telecom Argentina (+37.0%) and Portugal Telecom (+16.1%). Our fixed-income securities, which accounted for 5% of net assets on December 31, also produced good returns during the half-year.

Calendar 1997 was the third year in the past four that the EMF Index has retreated. During this time, we have watched the mood of some investors swing from near-euphoria to the point where emerging markets are no longer seen as attractive places in which to invest. That is an extreme view which we obviously do not share. After the current crisis passes, we are confident that these markets will once again be recognized as areas of exceptional opportunity for the serious long-term investor. We would, however, remind shareholders that this type of investing does entail significant risks which we believe are manageable, as well as excellent opportunities. We encourage all of our investors to maintain a long-term perspective on their holdings.

On pages 5 and 6, you will find a brief overview of the investment landscape in those markets that represent the fund's largest areas of concentration. On page 7 there is a description of EMGF's adviser and its value-oriented investment philosophy.

We look forward to reporting to you again in another six months.

Sincerely,
Walter P. Stern

Chairman
Nancy Englander

President

February 19, 1998

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1997--10 years:
+827.27%, or +24.95% a year; 5 years: +101.42%, or +15.03% a year; 12 months:
+9.66%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. All investments are subject to certain risks. Those which include common stocks are affected by fluctuating stock prices. Investments outside the U.S. (especially those in developing countries) are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. Accordingly, investors should maintain a long-term perspective.

Here is a brief look at the investment landscape in the markets representing Emerging Markets Growth Fund's five largest areas of concentration. Our holdings in these markets account for nearly half of net assets. (Percentage changes for markets and stock prices are in U.S. dollars.)

BRAZIL (16.5% of net assets)

After a rally in the first half of calendar 1997, Brazil's equity market weakened during the July-December period. In large part, the decline was a reaction to events in Asia. The Brazilian market as a whole fell 17.4% for the six months. The fund's second- and third-largest holdings--Telebras and Eletrobras--went down 23.3% and 11.2%, respectively, in price.

We have taken advantage of the weakness in Brazil's market to add to a number of our holdings there. Because of concern about the strength of the real, we hedged a portion of those holdings back into dollars. When the real came under attack, the Brazilian authorities responded promptly. The central bank pushed interest rates sharply higher and the government reaffirmed its commitment to fiscal and administrative reforms, including the further privatization of state-owned companies.

We view this commitment to reforms as a favorable development over the long term. In the short run, however, we have some reservations about the situation in Brazil. The economy could soon begin feeling the pinch of interest rates that are about twice as high now as they were six months ago. Meanwhile, President Cardoso's program of increased taxes and lower government spending has encountered opposition in Congress. Because of the attack on the real, the Cardoso program is being debated by Brazil's legislators several months sooner than anticipated; it had been scheduled to be taken up by Congress following a presidential election next October.

MEXICO (12.1% of net assets)

Mexico's stock market posted a gain of 17.8% for the six months. This was rather impressive in light of what happened throughout much of the rest of the fund's investment universe. It also is strong evidence of how far Mexico has come since its own currency crisis two years ago.

Several factors contributed to the strong showing. The country's economy gave clear evidence of having recovered from a bad recession. The earnings of well-managed corporations rose, and the continued strength of the U.S. economy encouraged exports.

Telmex, the fund's largest holding, is Mexico's dominant telephone carrier. Over the past year or so, we have added to our position in this stock. We believe Telmex's earnings prospects are good. The company has reported strong cash-flow and is aggressively expanding its cellular services.

Other Mexican investments that deserve mention include Kimberly-Clark de Mexico, an affiliate of the U.S. consumer products company, and Cifra, now a subsidiary of Wal-Mart and Mexico's largest retailer; those two stocks rose 20.7% and 39.5%, respectively, for the six months.

ARGENTINA (8.6% of net assets)

Argentina's economy has continued to improve and corporate earnings have continued to grow. In another, less jittery environment for investing, these developments might have fueled an upward movement in stock prices. In the rocky investment climate of the past six months, the Argentine market held its ground; it showed a miniscule gain of 0.04% for the half-year.

Efforts to keep inflation down by linking the value of the Argentine peso to the U.S. dollar appear to have succeeded thus far. If the currency remains stable and if economic growth continues at a healthy pace, the investment outlook in Argentina has to be considered very favorable. Valuations there generally remain on the low side. We have added to our Argentine holdings, principally among banks which stand to benefit from loan growth as the economy expands, and among telecommunications firms. In addition to Telecom Argentina, which services the northern part of the country, we own shares in Telefonica de Argentina, which serves the southern portion. That stock recorded a small gain of 7.7% for the half-year. Together, our positions in those two companies represented 2.8% of net assets on December 31.

INDIA (6.6% of net assets)

Initially, India was not seriously affected by Asia's troubles, largely because its economy relies less than other countries in the region on foreign capital. However, by the end of November, as the crisis spread, the value of the rupee was sinking faster than government authorities had expected; they had hoped for a modest decline that would help bring the currency into alignment with others in the area.

To combat speculators, the central bank at first sold U.S. dollar reserves and bought rupees. Later, it raised interest rates and placed restrictions on hedging. Central bank officials insist that these measures are temporary and will not be allowed to become long-term obstacles to economic growth.

Meanwhile, the nation's government collapsed for the second time in seven months. Political debate continues to be focused mainly on corruption rather than economic policy; there is some concern that the Asian crisis might be misinterpreted and cited as an illustration of the destructive power of foreign capital, leading to decisions that could distort the flow of capital and impede the pace of economic reforms.

India's stock market declined 19.1% during the fiscal half-year. The fund owns shares in 35 companies in India. Those investments are long-term in nature and based on intensive research into company managements and strategies. The largest of our Indian holdings is Mahanagar Telephone Nigam Ltd. (MTNL), which provides telecommunications services in Bombay and New Delhi. MTNL accounted for 1.3% of net assets on December 31. For the six months, the stock was down 21.1%.

RUSSIAN FEDERATION (6.5% of net assets)

We have noted in the past that the Russian stock market is in an early stage of development and tends to be highly volatile. The past several months afforded fresh evidence of that. The market finished the fiscal half-year down 2.6%. However, for calendar 1997, it was up 112.1%.

The positives on the Russian investment scene include low asset values, a virtually unleveraged economy, a merchandise trade surplus, a mobile work force, ample reserves of oil and the emergence of a stable group of reform advocates within the government. In addition, factory production has been rising, and inflation has been on the decline.

The negatives include accounting, tax collection and currency problems as well as crime and increasing pressure on the profitability of assets. The health of Boris Yeltsin and political stability in the future are other key issues overhanging the financial markets.

Most of the fund's holdings are energy companies and utilities which have been enjoying lower costs and higher revenues. Our largest Russian position (and the fifth largest in the portfolio) is Unified Energy System, the Federation's biggest power utility. It declined 16.4% in price for the six months. Our second-largest Russian holding is LUKoil, Russia's leading producer of crude oil; it rose 17.3%. Together those two stocks accounted for 3.5% of net assets on December 31.

We recognize that over the next 12 to 18 months, negative factors, including slower earnings growth, could create problems in the Russian market. However, over a longer time frame--roughly three to five years--we believe that relatively low asset valuations and other positives could lead to some significant gains for the stocks of a select number of high-quality companies.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies domiciled in developing countries. The premise behind the formation of EMGF was that rapid growth in those countries can create some very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected at the outset by the IFC to manage Emerging Markets Growth Fund from among a number of global investment management firms. The fund started with $50 million in assets, 13 institutional shareholders and a small portfolio of stocks representing four markets. Today it has more than $13 billion in assets, nearly 700 institutional and individual investors, and a portfolio of more than 400 securities representing companies based in more than three dozen nations. As Emerging Markets Growth Fund has grown, its adviser has steadily expanded its research activities in developing countries and devoted increased resources to the task of managing emerging markets investments.

Capital International, Inc. is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. The organization has been involved in international investing since the 1950s, and has become one of the world's largest managers of emerging markets assets.

The investment management affiliates of The Capital Group Companies employ a value-oriented and research-driven approach. They maintain a global investment intelligence network which employs more than 250 investment professionals based on three continents. They include analysts and portfolio counselors, born in more than 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies, including hundreds of firms based in the less-developed countries. Currently, about 30 of the organization's analysts concentrate on emerging markets, compared with four when EMGF began.

This extensive research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies--and the funds they manage, including Emerging Markets Growth Fund--an important competitive edge.

EMERGING MARKETS GROWTH FUND

Investment Portfolio - December 31, 1997
                                                                                             (Unaudited)

                                              Equity-Type Securities
                                      --------------------------------------
                                      Common        Preferred     Convertible                Percent of
INDUSTRY DIVERSIFICATION              Stocks        Stocks        Bonds           Bonds      Net Assets
--------------------------------------------------------------------------------------------------------
Telecommunications                    14.49         4.98          -               0.28       19.75%
Utilities: Electric & Gas             6.96          3.40          0.02            -          10.38
Banking                               6.49          1.40          -               -          7.89
Energy Sources                        6.57          0.91          0.01            -          7.49
Beverages & Tobacco                   4.90          1.50          -               -          6.40
Electronic Components                 4.83          -             0.07            -          4.90
Merchandising                         2.72          -             -               -          2.72
Other Industries                      22.30         1.17          0.41            4.50       28.38
                                      -----         -----         -----           -----      -----
                                      69.26         13.36         0.51            4.78       87.91
                                      =====         =====         =====           =====      =====
Short-Term Securities                                                                        9.49
Excess of cash and receivables over liabilities                                                           2.60
                                                                                             -----
Net Assets                                                                                   100.00%
                                                                                             =======

                                                                             Percent of Gain/Loss
                                                                             for the Year Ended
                                                          Percent of             12/31/97*
TEN LARGEST EQUITY HOLDINGS - 12/31/97                    Net Assets          (in U.S. Dollars)
-------------------------------------------------------------------------------------------------
Telefonos de Mexico                                         4.75%                   +17.36%
Telecomunicacoes Brasileiras (Telebras)                     4.01                    -23.29
Centrais Eletricas Brasileiras (Eletrobras)                 3.19                    -11.21
Taiwan Semiconductor Manufacturing Co. Ltd.                 2.26                    -22.36
Unified Energy System of Russia                             2.15                    -16.44
Telefonica Argentina                                        1.65                    +7.67
Cifra, SA de CV                                             1.59                    +39.53
Companhia Energetica de Minas Gerais-CEMIG                  1.38                    -15.78
Turkiye Is Bankasi AS                                       1.38                    +113.22
Sasol Ltd.                                                  1.35                    -20.10

* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period.  The actual gain or loss on the total position in the fund may differ fro the percentage shown.



EMERGING MARKETS GROWTH FUND, INC.
Investment Portfolio - DECEMBER 31, 1997

                                                                              Number of
EQUITY - TYPE SECURITIES                                                      Shares                   Market             Percent
(common and preferred stocks                                                  or                       Value              of Net
  and convertible debentures)                                                 Principal                (000)              Assets
                                                                              Amount

ARGENTINA - 6.86%
  Banco Bansud SA, Class B  (1)                                               178,336                  $1,837             .01
  Banco de Galicia y Buenos Aires SA,  Class B                                2,343,412                $15,001
  Banco de Galicia y Buenos Aires SA, Class B
 (American Depositary Receipts)                                               2,603,718                67,046             .62
  Banco Frances del Rio de la Plata SA                                        740,600                  6,874
  Banco Frances del Rio de la Plata SA
    (American Depositary Receipts)                                            2,342,141                64,116             .54
  Banco Rio de la Plata, Class B
   (American Depositary Receipts)(1)                                          1,308,700                18,322             .14
  BI SA  (acquired 10/21/93, cost: $6,130,000) (2)                            6,130,000                6,620              .05
  Disco SA (American Depositary Receipts)  (1)                                753,000                  33,509             .25
  Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1)(2)               29,086,231               29,086             .22
  IRSA Inversiones y Representaciones SA                                      2,142,000                7,970
  IRSA Inversiones y Representaciones SA                                                                                  .17
    (Global Depositary Receipts)                                              370,715                  13,948
  Nortel Inversora SA, Class A, preferred
    (American Depositary Receipts)
    (acquired 11/24/92, cost:$6,180,000) (2)(3)                               893,187                  11,433
  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)                                                                                              .41
    (acquired 2/27/92, cost: $17,705,000) (2)(3)                              1,287,640                32,835
  Nortel Inversora SA, Class B, preferred
   (American Depositary Receipts)(3)                                          400,500                  10,213
  Perez Companc, Class B                                                      11,291,086               80,635
  Perez Companc, Class B (American Depositary Receipts) (1)                   689,668                  9,850              .68
  Quilmes Industrial SA, nonvoting, preferred
    (American Depositary Shares)                                              1,088,800                14,903             .11
  Sociedad Comercial del Plata SA                                             1,881,960                2,974              .02
  Telecom Argentina STET-France Telecom SA, Class B(3)                        2,800,000                20,164
  Telecom Argentina STET-France Telecom SA, Class B                                                                        1.11
    (American Depositary Shares)(3)                                           3,541,800                126,619
  Telefonica de Argentina SA, Class B(3)                                      4,910,000                18,416
  Telefonica de Argentina SA, Class B
    (American Depositary Shares)(3)                                           5,366,600                199,906            1.65
  YPF SA, Class D (American Depositary Receipts)                              3,414,300                116,726            .88
                                                                                                       ----------         ----------
                                                                                                       909,003            6.86

BRAZIL - 15.85%
  Aracruz Celulose SA, Class B, preferred nominative
    (American Depositary Receipts)                                             700,650                  10,072             .08
  Banco Bradesco SA, preferred nominative                                      5,102,889,334            50,297
  Banco Bradesco SA, preferred nominative, rights,
  expire February 9,1998 (1)                                                   208,490,880              747                .39
  Banco Itau SA, preferred nominative                                          186,642,300              100,345            .76
  Banco Nacional SA, preferred nominative (1)                                  215,940,814              -
  Banco Nacional SA, ordinary nominative  (1)                                  2,500,000                -                  .00
  Banco Real de Investimento SA, preferred nominative                          4,650,000                13,208             .10
  Banco Real SA, preferred nominative                                          9,582,050                8,500              .06
  Banespa, preferred nominative(1)                                             242,813,000              9,900              .07
  Bompreco SA, Supermercados do Nordeste,
    preferred nominative (Global Depositary Receipts)                          329,000                  6,128              .05
  Brasmotor SA, preferred nominative                                           136,190,974              13,424             .10
  Centrais Eletricas Brasileiras SA - ELETROBRAS, preferred
    nominative, Class B (American Depositary Receipts)                         7,226,788                186,090
  Centrais Eletricas Brasileiras SA - ELETROBRAS,
   ordinary nominative                                                         164,800,000              8,196              3.19
  Centrais Eletricas Brasileiras SA - ELETROBRAS,
  ordinary nominative (American Depositary Receipts)                           9,060,591                227,647
  Centrais Eletricas de Santa Catarina SA - CELESC, Class B,
    preferred nominative                                                       983,000                  1,224              .01
  CESP- Companhia Energetica de Sao Paulo
   preferred nominative                                                        24,700,000               1,483
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts)                              1,068,243                19,495
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts)                                                                          .18
     (acquired 8/30/94, cost: $1,383,000) (1)(2)                               83,048                   1,516
  CESP-Companhia Energetica de Sao Paulo,
     ordinary nominative (1)                                                   16,927,984               819
  COFAP-Companhia Fabricadora de Pecas,
     preferred nominative  (1)                                                 285,116                  818                .01
  Companhia Cervejaria Brahma, preferred nominative                            142,451,437              95,733
  Companhia Cervejaria Brahma, preferred nominative
    (American Depositary Receipts)                                             3,901,200                55,348             1.14
  Companhia Cervejaria Brahma, ordinary nominative                             224,483                  140
  Companhia Cimento Portland Itau, preferred nominative                        77,577,100               13,555             .10
  Companhia de Tecidos Norte de Minas-COTEMINAS,
    preferred nominative                                                       76,970,466               27,588
  Companhia de Tecidos Norte de Minas- COTEMINAS                                                                            .27
    ordinary nominative, (Global Depositary Receipts) (1)                      527,800                  8,709
  Companhia Energetica de Minas Gerais-CEMIG,
    prefrred nominative                                                        385,372,000              16,744
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)                       3,473,349                150,657
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)                                                                    1.38
     (acquired 9/22/94, cost: $9,501,000) (2)                                  373,906                  16,218
  Companhia Paranaense de Energia-COPEL,
    Class B, preferred nominative (1)                                          1,522,274,600            20,665
  Companhia Paranaense de Energia-COPEL,
    ordinary nominative (1)                                                    1,370,764,600            15,354
  Companhia Paranaense de Energia-COPEL,
    Class B, preferred nominative                                                                                            .49
    (American Depositary Receipts)                                             2,096,000                28,689
  Companhia Vale do Rio Doce, preferred nominative
    (American Depositary Receipts) (1)                                         1,439,037                28,961             .22
  Consorcio Real Brasileiro de Administracao SA, Class F,
    preferred nominative                                                       1,405,000                2,392              .02
  Dixie Toga SA, preferred nominative (1)                                      1,872,000                956                .01
  ELETROPAULO-Eletricidade de Sao Paulo SA,
    Class B, preferred nominative (1)                                          34,056,000               6,408              .05
  Empresa Nacional de Commercio Redito SA-Encopar,
   preferred nominative (1)                                                    61,861,588               46                 -
  GP Capital Partners, LP
    (acquired 1/28/94, cost: $24,857,363)  (1)(2)                              27,000                   25,585             .19
  LIGHT- Servicos de Eletricidade SA, ordinary nominative                      66,540,546               27,724             .21
  Lojas Americanas SA, ordinary nominative (1)                                 19,660,800               120                -
  Lojas Arapua, preferred nominative
    (Global Depositary Receipts)                                               104,000                  377                -
  Mesbla SA, preferred nominative  (1)                                         111,674,640              -
  Mesbla SA, Series 2 Convertible bond
     13.250% April 1, 1998                                                     R$35,460,000             108                -
  Multicanal Participacoes SA, preferred nominative
    (American Depositary Shares)  (1)                                          1,441,000                8,466              .06
  Paulista Forca LZ, ordinary nominative (CPFL)                                52,184,000               6,874              .05
  Petroleo Brasileiro SA-PETROBRAS, preferred nominative                       514,257,000              120,270            .91
  REAL Participacoes e Administracao, SA
  Class A, preferred nominative                                                3,000                    5                  -
  SA White Martins, ordinary nominative                                        10,782,844               15,749             .12
  Sadia Concordia SAIC, preferred nominative                                   4,645,000                3,038              .02
  Souza Cruz SA, ordinary nominative                                           2,842,000                22,919             .17
  Souza Cruz SA, rights, expire January 30, 1998(1)                            2,842,000                -                  -
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative                                                       59,500,000               6,787
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative,blocked  (1)                                          552,090                  57
  Telecomunicacoes Brasileiras SA (Telebras),
    ordinary nominative                                                        11,700,000               1,190              4.01
  Telecomunicacoes Brasileiras SA (Telebras),
   preferred nominative (American Depositary Receipts)                         4,497,918                523,726
  Telecomunicacoes de Sao Paulo SA-Telesp,
    preferred nominative                                                       241,979,651              64,396
  Telecomunicacoes de Sao Paulo SA-Telesp,
    ordinary nominative (1)                                                    35,664,592               8,117              .55
  Unibanco - Uniao de Bancos Brasileiros SA, unit
    (Global Depositary Shares) (1)                                             3,332,150                107,254            .81
  Usinas Siderurgicas de Minas Gerais SA,
    preferred nominative (American Depositary Receipts)
     (acquired 9/1/93,cost: $9,774,000) (2)                                    1,550,305                9,108              .07
                                                                                                       ----------         ----------
                                                                                                        2,099,942          15.85
                                                                                                        ----------        ----------
CHILE - 2.08%
  Antofagasta Holdings PLC                                                     3,662,180                19,666             .15
  Banco Santander Chile, Class A
    (American Depositary Receipts)                                             131,200                  1,853              .01
  Chilgener SA  (American Depositary Receipts)                                 248,643                  6,092              .05
  Compania Cervecerias Unidas SA
    (American Depositary Shares)                                               398,500                  11,706             .09
  Compania de Telefonos de Chile SA
    (American Depositary Receipts)                                             3,257,775                97,326             .73
  Distribucion y Servicio D&S SA
    (American Depositary Receipts) (1)                                         1,159,900                21,531             .16
  Embotelladora Andina SA, preferred, Class A
    (American Depositary Receipts)                                             1,002,450                20,863
  Embotelladora Andina SA, preferred, Class B
    (American Depositary Receipts)                                             589,300                  11,455             .24
  Empresa Nacional de Electricidad SA
    (American Depositary Receipts)                                             1,931,309                34,160             .26
  Enersis SA (American Depositary Receipts)                                    926,156                  26,859             .20
  Santa Isabel SA (American Depositary Receipts)                               878,700                  15,377             .12
  Sociedad Quimica y Minera de Chile SA, Class B
    (American Depositary Receipts) (1)                                         198,500                  8,734              .07
                                                                                                       ----------         ----------
                                                                                                        275,622            2.08
CHINA  - 0.62%
  Beijing Datang Power Generation Co. Ltd., Class H (1)                        4,550,000                2,085              .01
  China Eastern Airlines Corp. Ltd., Class H (1)                               28,980,000               4,676
  China Eastern Airlines Corp. Ltd., Class H,
    (American Depositary Receipts) (1)                                         175,700                  2,844              .06
  China North Industries Investment Ltd.
    (acquired 9/30/94, cost: $4,517,150) (2)                                   5,500,000                1,540              .01
  China Resources Beijing Land Ltd.(1)                                         7,508,000                3,586              .03
  China Yuchai International Ltd. (1)                                          913,000                  2,511              .02
  Guang Dong Electric Power Development Co. Ltd., Class B                      2,454,960                1,451              .01
  Harbin Power Equipment Co. Ltd., Class H                                     24,470,000               2,969
  Harbin Power Equipment Co. Ltd., Class H
    (American Depositary Receipts)
    (acquired 11/30/94, cost: $2,224,000)  (2)                                 66,000                   801                .03
  Huaneng Power International, Inc., Class N
    (American Depositary Receipts) (1)                                         718,200                  16,653             .12
  Jiangsu ExpresswayCo. Ltd.,Class H (1)                                       43,208,000               8,923              .07
  Jiangxi CopperCo. Ltd., Class H (1)                                          56,477,500               6,269              .05
  NG Fung Hong Ltd.                                                            12,660,000               13,318             .10
  Shanghai Diesel Engine Co. Ltd., Class B   (1)                               5,277,200                665                .01
  Tingyi (Cayman Islands) Holding Corp.                                        67,261,500               8,768              .06
  Zhejiang Expressway Co. Ltd., Class H (1)                                    24,964,000               5,059              .04
  Zhenhai Refining & Chemical Co. Ltd.,  Class H                               778,000                  324                .00
                                                                                                       ----------         ----------
                                                                                                        82,442             .62
                                                                                                       ----------         ----------

COLOMBIA - 0.07%
  Compania de Cementos Argos, SA                                               1,665,027                9,768              .07
                                                                                                       ----------         ----------


CZECH REPUBLIC - 0.23%
  SPT TELECOM, a.s.   (1)                                                      289,974                  30,305             .23
                                                                                                       ----------         ----------

ECUADOR - 0.12%
  La Cemento Nacional CA (Global Depositary Receipts)(3)                       76,330                   15,571             .12
                                                                                                       ----------         ----------
EGYPT - 0.11%
  Al-Ahram Beverages Co. (Global Depositary Receipts) (3)                      510,000                  14,331             .11
                                                                                                      ----------         ----------

EGYPT - 0.11%
  Al-Ahram Beverages Co. (Global Depositary Receipts)  (3)                     510,000                  14,331             .11
                                                                                                       ----------         ---------

GHANA - 0.20%
  Ashanti Goldfields Co. Ltd.                                                  691,111                  5,667
  Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)                     1,131,500                8,486
  Ashanti Goldfields Co. Ltd.,                                                                                              .20
   5.50% exchangeable note March 15, 2003                                     $15,970,000              11,778
                                                                                                      ----------         ----------
                                                                                                        25,931             .20
                                                                                                      ----------         ----------

GREECE - 1.02%
  Aluminum de Grece SAIC (3)                                                   389,840                  21,576             .16
  Hellenic Bottling Co. SA                                                     4,137,790                96,062             .73
  Katselis Sons SA, ordinary                                                   49,410                   306
  Titan Cement Co. SA, ordinary                                                366,044                  16,699             .13
                                                                                                      ----------         ----------
                                                                                                        134,643            1.02
                                                                                                      ----------         ----------

HONG KONG - 0.34%
  China Resources Enterprise, Ltd.                                             2,576,000                5,752              .04
  China-Hongkong Photo Products Holdings Ltd.                                  11,996,000               3,004              .02
  New World Infrastructure Ltd. (1)                                            16,112,497               36,291             .27
  Siu-Fung Ceramics Holdings Ltd. (1)                                          7,869,409                434
  Siu-Fung Ceramics Holdings Ltd., rights, expire                                                                            -
   January 2, 1998 (1)                                                         3,147,763                -
  Tian An China Investments Co. Ltd.                                           6,637,500                360                .01
                                                                                                       ----------         ----------
                                                                                                        45,841             .34
                                                                                                       ----------         ----------

HUNDARY - 0.62%
  Gedeon Richter Ltd.                                                           561,100                  63,707             .48
  Graboplast Textil-es Muborgyarto Rt.                                          85,200                   4,504              .03
  MOL Magyar Olaj-es Gazipari Rt.
  (Global Depositary Receipts)                                                  570,100                  13,911             .11
                                                                                                      ----------         ----------
                                                                                                         82,122             .62
                                                                                                       ----------         ----------

INDIA - 6.56%
  Asian Paints (India) Ltd.                                                     564,600                  4,390              .03
  Bajaj Auto Ltd.                                                               4,396,350                68,025
  Bajaj Auto Ltd. (Global Depositary Receipts)                                  54,900                   1,102              .52
  Bharat Forge Ltd.                                                             3,250                    5                  -
  Bharat Petroleum Corp. Ltd.                                                   5,985,200                64,291             .48
  Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                                  90,000                   245                -
  Cummins India Ltd. (formerly Kirloskar Cummins)                               1,838,000                21,388             .16
  East India Hotels Ltd.                                                        997,165                  10,966             .08
  Essar Steel Ltd.                                                              1,049,600                456
  Flex Industries Ltd.                                                          288,800                  140                -
  Flex Industries Ltd., units
  (equivalent to 1 shares + 1/2 warrant)                                        41,681                   20                 -
  Grasim Industries Ltd.                                                        659,480                  5,886
  Grasim Industries Ltd. (Global Depositary Receipts)                           1,714,265                18,686             .19
  Hindalco Industries Ltd.                                                      2,670,425                51,018
  Hindalco Industries Ltd. (Global Depositary Receipts)                         1,302,280                26,046             .58
  Hindustan Lever Ltd.                                                          1,081,700                38,649             .29
  Hindustan Petroleum Corp. Ltd.(1)                                             2,564,100                32,264             .25
  Housing Development Finance Corp. Ltd.                                        294,300                  23,164             .18
  Indian Aluminum Co., Ltd.                                                     1,288,600                2,406
  Indian Aluminum Co., Ltd. (Global Depositary Receipts)                        1,308,771                2,618              .04
  Indian Rayon and Industries Ltd.                                              1,529,700                7,248
  Indian Rayon and Industries, Ltd.
  (Global Depositary Receipts)                                                  597,000                  2,553              .07
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                2,155,200                2,026
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.
    (Global Depositary Receipts)                                                1,770,900                1,594              .03
  Industrial  Credit and Investment Corp. of India Ltd.                         3,176,760                6,215              .05
   Ispat Industries Ltd.,  3.00% convertible Eurobonds
    April 1, 2001                                                               $ 3,999,000              2,000
  Ispat Industries Ltd.,  3.00% convertible bond April 1, 2001
    (acquired 3/1/94, cost: $6,829,000) (2)                                     $ 7,000,000              3,500              .04
  I.T.C. Ltd.                                                                    70,600                   1,125              .01
  Madras Cements  Ltd.                                                           22,000                   2,574              .02
  Mahanagar Telephone Nigam Ltd.                                                 24,041,000               161,708
  Mahanagar Telephone Nigam Ltd.
    (Global Depositary Receipts) (1)                                             802,700                  12,402             1.31
  Mahindra & Mahindra Ltd.                                                       2,658,516                21,860
    Mahindra & Mahindra Ltd.(Global Depositary Receipts)                         958,333                  10,230
  Mahindra & Mahindra Ltd.,5.00% convertible bond
    July 9,2001 (acquired 7/3/96; cost: $5,952,000)(2)                           $5,954,000               5,656              .28
  Master Gain Scheme  (1)                                                        235,900                  66                 -
  Max India Ltd.                                                                 493,522                  1,170
  Max India Ltd., warrants, expire January 1998 (1)                              81,661                   -
  Max India Ltd., 12.50% nonconvertible debenture
   March 2, 2004                                                                 INR81,661                334                .01
  Motor Industries Co. Ltd. (3)                                                  201,855                  25,425             .19
  Nicholas Piramal India Ltd. (3)                                                1,885,700                14,842             .11
  Ranbaxy Laboratories Ltd.                                                      1,217,050                22,256
    Ranbaxy Laboratories Ltd. (Global Depositary Receipts)                       874,525                  22,563             .34
  Raymond Woollen Mills Ltd.                                                     931,800                  1,478
    Raymond Woollen Mills Ltd. (Global Depositary Receipts)                      1,083,000                2,978              .04
  Reliance Industries Ltd.                                                       16,244,000               69,754
    Reliance Industries Ltd. (Global Depositary Receipts)                        657,150                  5,651              .57
    SCICI Ltd., 3.50% convertible Eurobonds April 1, 2004                        $1,220,000               1,293              .01
  Sundaram Finance Ltd.                                                          153,000                  920                .01
  Tata Engineering and Locomotive Co. Ltd.                                       3,827,400                29,058
    Tata Engineering and Locomotive Co. Ltd. (Global Depositary Receipts)        4,267,091                35,524             .49
  United Phospherous Ltd.                                                        1,227,800                3,226
    United Phosperous Ltd. (Global Depositary Receipts)                          443,264                  665                .03
  Videsh Sanchar Nigam Ltd.                                                      613,000                  13,483
   Videsh Sanchar Nigam Ltd. (Global Depositary Receipts)                        253,700                  3,558              .13
  Zee Telefilms Ltd. (3)                                                         1,010,200                2,416              .02
                                                                                                       ----------         ----------
                                                                                                         869,116            6.56
                                                                                                       ----------         ----------

INDONESIA - 1.88%
  Asia Pacific Resources International Holdings Ltd., Class A (1)                2,420,969                4,539              .04
  Asia Pulp & Paper Co, Ltd. (American Depostary Receipts) (1)                   2,014,000                20,266             .15
  PT Astra International Inc.                                                    36,718,000               9,872              .08
  PT Bank Internasional Indonesia                                                10,231,459               628
  PT Bank Internasional Indonesia, warrants,                                                                                   -
    expire January 17, 2000 (1)                                                  909,462                  13
  PT BAT Indonesia (1)                                                           530,000                  2,600              .02
  Gulf Indon Resources (1)                                                       482,500                  10,615             .08
  PT Hanjaya Mandala Sampoerna                                                   23,105,000               18,092             .14
  PT Indah Kiat Pulp/Paper                                                       135,186,000              24,869             .19
  PT Indofood Sukses Makmur                                                      46,735,200               15,872             .12
  PT Indo-Rama Synthetics                                                        26,315,500               12,165             .09
  PT International Nickel Indonesia                                              5,069,500                6,504              .05
  PT Jaya Real Property                                                          10,857,000               563                -
  PT Lautan Luas Tbk                                                             3,158,000                536                -
  PT Lippo Bank                                                                  24,348,000               2,756              .02
  PT Mayora Indah                                                                3,205,500                287                -
  PT Modern Photo Film Co.                                                       10,500,800               3,170              .02
  PT Mulia Industrindo                                                           20,948,072               2,381              .02
  PT Pabrik Kertas Tjiwi Kimia                                                   11,653,272               2,968              .02
  PT Panin Bank                                                                  34,039,500               4,335
  PT Panin Indonesia warrants, expire June 26, 2000 (1)                          4,862,785                43                 .03
  Perusahaan Perseroan (Persero) PT Indonesian
      Satellite Corp.                                                            3,683,500                7,089
  Perusahaan Perseroan (Persero)PT Indonesian
      Satellite Corp. (American Depositary Receipts)                             1,927,480                37,224             .34
  Perusahaan Perseroan (Persero) PT Telekomunikasi
  Indonesia, Class B                                                             47,504,000               26,217
  Perusahaan Perseroan (Persero) PT Telekomunikasi
  Indonesia, Class B (American Depositary Receipts)                              1,204,500                13,325             .30
  PT PP London Sumatra Indonesia (1)                                             12,000,000               7,076              .05
  PT Ramayana Lestari Sentosa                                                    2,157,000                2,107              .02
  PT Semen Cibinong                                                              10,500,000               495
  PT Sorini Corp. (1)                                                            250                      -                  -
  PT Tambang Timah  (Persero)                                                    3,432,000                3,821
  PT Tambang Timah (Persero), Class B
   (Global Depositary Receipts)                                                   126,183                  6,131              .08
  PT Tigaraksa Satria                                                             2,173,140                1,394              .01
  PT United Tractors                                                              6,671,000                818                .01
                                                                                                       ----------         ----------
                                                                                                           248,771            1.88
                                                                                                       ----------         ----------


KAZAKHSTAN  - 0.02%
  Kazkommertsbank (American Depositary Receipts)
(acquired 9/10/97, cost: $4,024,000) (1) (2)                                      154,000                  3,080              .02
                                                                                                       ------------       ----------
MALAYSIA  - 1.17%
  Arab-Malaysian Finance Bhd.                                                      5,155,000                1,035              .01
  Commerce Asset-Holding Bhd.                                                      11,154,200               5,340              .04
  Genting International PLC                                                        8,972,000                20,546             .16
  Guinness Anchor Bhd.                                                             6,975,000                8,617              .07
  Hap Seng Consolidated Bhd.                                                       6,029,000                7,448              .06
  Hong Leong Credit Bhd.                                                           3,433,600                3,093              .00
  Hong Leong Credit Bhd., warrants, expire December 27, 2001 (1)                   386,000                  32                 .02
  IJM Corp. Bhd.                                                                   9,902,714                3,288              .02
  IOI Corp. Bhd.                                                                   13,735,000               4,454              .03
  Leader Universal Holdings Bhd.                                                   8,965,000                2,769              .02
  Malayan Banking Bhd.                                                             10,000                   29                 .00
  Malaysian Airline System Bhd.                                                    3,566,000                2,863              .02
  MBf Capital Bhd.                                                                 14,594,000               3,399              .03
  Nestle (Malaysia) Sdn. Bhd.                                                      4,765,000                22,074             .17
  New Straits Times Press (Malaysia) Bhd.                                          2,710,000                3,362              .03
  Oriental Holdings Bhd.                                                           3,397,120                4,162              .03
  O.Y.L. Industries Bhd.                                                           1,281,980                3,002              .02
  Renong Bhd., warrants, expire November 21, 2000  (1)                             990,500                  127                .00
  Resorts World Bhd.                                                               967,000                  1,630              .01
  Rothmans of Pall Mall (Malaysia) Bhd.                                            1,676,000                13,048             .10
  Sime Darby Bhd.                                                                  22,541,000               21,697             .16
  Sime UEP Properties Bhd.                                                         2,647,000                1,417              .01
  Star Publications                                                                1,516,000                1,732              .01
  Tanjong PLC (Malaysia) Bhd                                                       3,829,800                6,357              .05
  Technology Resources Industries Bhd. (1)                                         3,314,000                1,962              .01
  UMW Holdings Bhd.                                                                7,147,359                5,427
  UMW Holdings Bhd., warrants, expire January 26, 2000  (1)                        575,159                  49                 .04
  YTL Corp.                                                                        2,586,000                3,494              .03
  YTL Power International Bhd. (1)                                                 3,152,000                2,426              .02
                                                                                                       ----------         ----------
                                                                                                         154,879            1.17
                                                                                                       ----------         ----------

MAURITIUS  - 0.05%
  State Bank of Mauritius                                                          10,927,000               6,257              .05
                                                                                                        ----------        ----------

MEXICO - 11.37%
  Apasco, SA de CV                                                                 1,703,056                11,774             .09
  Carso Global Telecom, SA de CV                                                   2,645,000                10,711             .08
  Cemex, SA de CV, Class A (1)                                                     2,956,762                13,251
  Cemex, SA de CV, Class B (1)                                                     9,242,251                49,178
  Cemex, SA de CV, ordinary participation certificates(1)                          9,733,620                43,921
  Cemex, SA de CV, Class B, ordinary participation
   certificates (American Depositary Receipts)
 .86
   (acquired 6/14/93, cost: $8,000) (1) (2)                                        1,183                    10
  Cemex, SA de CV, Class B (American Depositary Receipts) (1)                      755,792                  7,747
  Cifra, SA de CV, Class C(3)                                                      34,106,334               76,213
  Cifra, SA de CV, Class V (1)(3)                                                  43,423,960               106,684            1.59
  Cifra, SA de CV, Class V (American Depositary Receipts)(1) (3)                   1,111,150                27,223
  Coca-Cola FEMSA, SA de CV, Class L
    (American Depositary Receipts)                                                 329,800                  19,128             .14
  Consorcio International Hospital, SA de CV, preferred
    (acquired 9/25/97, cost: $4,533,000) (1) (2)                                   22,665                   4,533              .03
  Fomento Economico Mexicano, SA de CV, Class B                                    8,374                    66,682             .51
  Grupo Carso, SA de CV, Class A, (1)                                              2,645,000                17,633             .13
  Grupo Casa Autrey, SA de CV (American Depositary Receipts)                       810,000                  16,554             .13
  Grupo Financiero Banamex Accival, SA de CV, Class B  (1)                         30,611,450               91,267
  Grupo Financiero Banamex Accival, SA de CV, Class L  (1)                         12,656,067               32,500
  Grupo Financiero Banamex Accival, SA de CV,
    7.00% convertible Eurobonds December 15, 1999                                  103,000                  101                .94
  Grupo Financiero Banamex Accival, SA de CV,
    11.00% convertible July 15,  2003
      (acquired 7/12/96, cost:  $351,000)(2)                                       $ 371,000                391
  Grupo Financiero Bancomer, SA de CV, Class B(1)                                  45,044,000               28,917             .22
  Grupo Financiero Bancomer, SA de CV., Series L2 25.387%
    convertible subordinated debentures May 16, 2002(2)                            MXN5,750,000             802
  Grupo Financiero BBV-Probursa, SA de CV, Class B (1)                             31,351,166               8,089              .06
  Grupo Industrial Maseca, SA de CV, Class B
    (American Depositary Receipts)                                                 1,064,700                16,503             .13
  Grupo Mexico, SA de CV, Class L                                                  4,862,500                15,308             .12
  Grupo Televisa, SA, ordinary participation certificates  (1)                     350,954                  6,807
  Grupo Televisa, SA, ordinary participation certificates
    (American Depositary Receipts) (1)                                             1,354,399                52,398             .45
  Kimberly-Clark de Mexico, SA de CV, Class A                                      17,148,300               83,624
  Kimberly-Clark de Mexico, SA de CV, Class B                                      350,000                  1,642              .64
  Pepsi-Gemex, SA de CV, ordinary participation certificates
    (Global Depositary Receipts)                                                   922,200                  13,314             .10
  Sigma Alimentos, SA de CV, Class B                                               434,000                  6,564              .05
  Telefonos de Mexico, SA de CV, Class A                                           9,137,500                25,608
  Telefonos de Mexico, SA de CV, Class L                                           13,706,250               38,496
  Telefonos de Mexico, SA de CV, Class A                                                                                     4.75%
    (American Depositary Receipts)                                                 71,000                   195
  Telefonos de Mexico, SA de CV, Class L
    (American Depositary Receipts)                                                 10,086,075               565,451
  Tubos de Acero de Mexico, SA
    (American Depositary Receipts) (1)                                             904,300                  19,556             .15
  TV Azteca SA de CV, (American Depositary Receipts) (1)                           1,181,100                26,649             .20
                                                                                                           ---------         -------
                                                                                                            1,505,424         11.37
                                                                                                            ---------        -------

MOROCCO  - 0.20%
Banque Commerciale du Maroc                                                        35,443                   3,226              .02
Cimenterie de l'Oriental, Class A (1)                                              79,000                   6,419              .05
ONA SA                                                                             56,000                   4,855              .04
Societe des Brasseries du Maroc                                                    23,432                   5,181              .04
Wafabank, Class A                                                                  72,000                   6,717              .05
                                                                                                       ----------         ----------
                                                                                                           26,398             .20
                                                                                                       ----------         ----------

PAKISTAN - 0.45%
  Chakwal Cement Co. Ltd. (Global Depositary Receipts) (1)                         891,111                  891                .01
  Engro Chemical Pakistan Ltd.                                                     3,952,600                10,253             .08
  Hub Power Co. Ltd.  (Global Depositary Receipts) (1)                             1,263,328                38,215             .29
  Pakistan Telecommunication Corp.
   (Global Depositary Receipts)                                                    150,900                  10,186             .07
                                                                                                       ----------         ----------
                                                                                                            59,545             .45
                                                                                                       ----------         ----------

PERU - 1.43%
  Cementos Lima SA                                                                 611,323                  13,331             .10
  Compania de Minas Buenaventura SA, Class B                                       111,975                  843
  Compania de Minas Buenaventura SA, Class B
    (American Depositary Receipts)                                                 1,166,298                18,661             .19
  Compania de Minas Buenaventura SA, Class T                                       963,000                  5,733
  Credicorp Ltd.                                                                   3,950,128                71,102             .54
  Minsur SA-Trabajo                                                                2,700,751                5,772              .04
  Ontario-Quinta (acquired 8/15/94, cost: $12,900,000) (2)                         12,571,524               19,288             .15
  Telefonica del Peru, Class B (American Depositary Shares)                        2,344,700                54,661             .41
                                                                                                       ----------         ----------
                                                                                                           189,391            1.43
                                                                                                       ----------         ----------

PHILIPPINES  - 2.29%

  Ayala Corp., Class B                                                             42,273,425               16,645
  Ayala Corp., Class B (Global Depositary Shares)                                  965,580                  3,380              .15
  Ayala Land, Inc.(1)                                                              49,476,773               19,791
  Ayala Land, Inc.,6.00% convertible bond  March 19, 2002                          PHP260,000,000           6,500              .20
  Bacnotan Consolidated Industries, Inc.                                           567,100                  184
  Bacnotan Consolidated Industries, Inc., 5.50% convertible
   bond June 21, 2004 (acquired 6/8/94, cost: $4,484,000) (2)                      $4,500,000               1,890              .02
  Bank of the Philippine Islands                                                   5,178,660                11,522             .09
  Bayan Telecommunications Holding Corp.
   (acquired 12/22/97, cost: $9,000,000) (1) (2)                                   180,000                  9,000              .07
  Benpres Holdings Corp. (Global Depositary Receipts) (1)                          5,815,194                15,701             .12
  C&P Homes, Inc.                                                                  47,656,450               2,812              .02
  Fil-Estate Land, Inc. (1)                                                        25,300,000               746                .01
  Fortune Cement Corp.                                                             33,868,500               3,387              .03
  HI Cement Corp.                                                                  33,051,900               2,520              .02
  International Container Terminal Services, Inc. (1)                              13,022,392               1,628
  International Container Terminal Services, Inc.,
6.00% convertible bond February 19,2000                                                                                        .03
    (acquired 2/18/93, cost: $4,000,000) (1)(2)                                    $4,000,000               3,200
  JG Summit Holdings, Inc., Class B                                                18,772,900               1,549
  JG Summit Holdings, Inc., Class B
    (Global Depositary Shares)                                                     20,000                   150                .05
  JG Summit Holdings, Inc., 3.50% convertible bond
    December 23,2003 (acquired 12/9/93, cost: $9,870,000) (1)(2)                   $9,870,000               5,429
  Keppel Philippines Holdings, Inc., Class B  (1)                                  312,896                  19                 -
  Manila Electric Co., Class B                                                     5,065,447                16,969             .13
  Metropolitan Bank and Trust Co.                                                  2,698,070                18,381             .14
  Petron Corp.                                                                     29,319,274               2,455
  Petron Corp. (Global Depositary Receipts)                                        322,852                  1,291              .03
  Philippine Airlines Inc. (1)                                                     53,811,255               6,726              .05
  Philippine Commercial International Bank, Inc.                                   871,940                  2,507              .01
  Philippine Long Distance Telephone Co., ordinary                                 172,500                  3,795
  Philippine Long Distance Telephone Co.
    (American Depositary Shares)                                                   3,740,516                84,162             .69
  Philippine Long Distance Telephone Co., convertible
    preferred, Series III (Global Depositary Shares)                               87,000                   3,991
  Philippine National Bank  (1)                                                    530,209                  1,180              .01
  PR Holdings, Inc., subscription rights
    (acquired 7/8/92, cost: $9,835,000) (1)(2)                                     2,236,600                1,853              .01
  San Miguel Corp., Class B                                                        27,858,852               34,475             .26
  SM Prime Holdings, Inc.                                                          99,467,000               14,920             .11
  Southeast Asia Cement Holdings, Inc. (1)                                         68,088,782               902                .01
  Universal Robina Corp.                                                           29,809,400               3,689              .03
                                                                                                       ----------         ----------
                                                                                                           303,349            2.29
                                                                                                       ----------         ----------

POLAND  - 0.80%
  Bank Handlowy  W Warszawie SA(1)                                                 1,577,920                20,172
  Bank Handlowy w Warszawie SA
   (Global Depositary Receipts)(1)                                                 790,072                  10,468             .23
  Bank Inicjatyw Gospodarczych BIG SA                                              1,589,957                1,558              .01
  Bank Rozwoju Eksportu SA                                                         604,700                  12,541             .10
  Elektrim SA                                                                      2,610,325                25,288
  Elektrim SA, 2.0% convertible bond May 30, 2004                                  DEM9,727,000             5,087              .23
  Optimus SA (1)                                                                   70,282                   1,857              .01
  Polifarb Cieszyn Wroclaw (1)                                                     1,458,174                6,918              .05
  Zaklady Metali Lekkich Kety SA(1)                                                262,680                  4,030              .03
  Zaklady Piwowarskie w Zywcu SA (3)                                               217,611                  18,299             .14
                                                                                                       ----------         ----------
                                                                                                           106,218            .80
                                                                                                       ----------         ----------
PORTUGAL  - 1.38%
  Portugal Telecom ,SA                                                             1,703,105                79,089
  Portugal Telecom, SA (American Depositary Receipts)                              951,500                  44,721             .93
  TELECEL - Comunicacoes Pessoais, SA (1)                                          560,300                  59,747             .45
  TVI-Televisao Independente, SA (1)                                               26,375                   26                 -
                                                                                                       ----------         ----------
                                                                                                            183,583            1.38
                                                                                                       ----------         ----------

REPUBLIC OF CROATIA  - 0.50%
  PLIVA d.d. (Global Depositary Receipts)                                          3,761,053                66,383             .50
                                                                                                       ----------         ----------


RUSSIAN FEDERATION  - 6.28%
  AO Mosenergo Power Generation and Electrification
    Amalgamation                                                                   4,500,000                5,715
  AO Mosenergo Power Generation and Electrification
    Amalgamation (American  Depositary Shares)                                     1,172,500                44,672             .45
  AO Mosenergo Power Generation and Electrification
    Amalgamation (Russian Depositary Trust Certificate)                            750                      9,525
  Ao Torgovy Dom Gum (Russian Depoitary Trust Certificate) (1)                     270                      6,804              .05
  Avalon Oil PLC (1) (3)                                                           5,068,000                4,438              .03
  Gez Investments Holding Ltd.,Class A
   (aquired 9/11/95,cost: $77,000) (1)(2)                                          2,870                    231
  Gez Investments Holding Ltd.,Class B
   (aquired 9/11/95,Cost: $4,208,000) (1)(2)                                       157,793                  12,689             .10
  Global Tele-Systems Ltd., warrants, expire February 2, 2001
    (acquired 2/2/96, cost:$0) (1)(2)                                              1,944,444                11,667             .09
  Irkutskenergo (Russian Depositary Trust Certificate) (1)                         700                      27,720             .21
  JSC Moscow City Telephone Network (MGTS) (1)                                     3,200                    3,840
  JSC Moscow City Telephone Network (MGTS)
    (Russian Depositary Trust Certificate) (1)                                     1,111                    66,660             .53
  Kamaz  (1)                                                                       4,345,000                7,604              .06
  Lenenergo (1)                                                                    28,336,800               17,030             .13
  LUKoil Holding  (Russian Depositary Trust Certificate)                           60                       6,906
  LUKoil Holding  (American Depositary Receipts)                                   1,818,000                167,401            1.32
  New Century Capital Partners, LP
   (acquired 12/7/95,cost: $7,968,000) (1)(2)(5)                                   7,770,000                7,968              .06
  Nizhny Novgorod Sviazinform
  (Russian Depositary Trust Certificate) (1)                                       70                       6,720              .05
  Ramco  Energy PLC (3)                                                            1,417,000                19,550             .15
  RAO Gazprom, (American Depositary Receipts)                                      1,071,088                25,840
  RAO Gazprom  (American Depositary Receipts)                                                                                  .62
    (acquired 10/21/96, cost:$38,674,000) (2)                                      2,322,800                56,038
  Russian Telecommunications Development Corp.
   (acquired 12/22/93, cost: $3,800,000) (1)(2)                                    380,000                  2,850
  Russian Telecommunications Development Corp.,
    nonvoting ordinary (acquired 12/22/93,                                                                                     .06
    cost: $6,200,000) (1) (2)                                                      620,000                  4,650
  St. Petersburg Telephone Network JSC                                             12,913,020               14,850             .11
  Star Mining Corp. NL  (1)                                                        18,884,400               209                -
  Story First Communications Inc., Class B Senior convertible
    preferred (acquired 10/14/97, cost:$14,848,000)(1) (2)                         10,383                   14,848             .11
  Unified Energy Systems of Russia  (1)                                            942,496,500              285,011            -
  Unified Energy System of Russia
  (Global Depositary Receitps)                                                     1,800                    54                 2.15
  Xavier Corp (1) (3)                                                              1,350,000                42                 -
                                                                                                       ----------         ----------
                                                                                                           831,532            6.28
                                                                                                       -----------        ----------

SLOVAKIA  - 0.13%
  VSZ, AS                                                                          845,148                  16,591             .13
                                                                                                     ----------         ------------

SOUTH AFRICA  - 4.72%
  African Oxygen Ltd.                                                              6,677,614                17,985             .14
  Bidvest Group Ltd.(1)                                                            1,812,733                15,094             .11
  Coronation Holdings Ltd., Class N (1)                                            2,570,892                37,475
  Coronation Holdings Ltd.(1)                                                      555,400                  8,393              .35
  Ellerine Holding Ltd.                                                            2,806,465                18,117             .14
  Energy Africa Ltd.(1)                                                            1,820,000                9,635              .07
  Foodcorp Ltd.                                                                    65,795                   338                -
  Gencor LTD                                                                       6,725,000                11,130             .08
  Hudaco Industries Ltd.                                                           1,452,000                4,478              .03
  International  Pepsi-Cola Bottler Investments
     (aquired 12/18/95, cost:  $9,900,000) (1)(2)(5)                               100,000                  10,000             .08
  Iscor Ltd.                                                                       50,116,268               14,837             .11
  JD Group Ltd.                                                                    3,580,723                21,901             .17
  Malbak Ltd.                                                                      6,832,051                6,672              .05
  Metro Cash and Carry Ltd.                                                        39,012,623               34,088             .26
  Nasionale Pers Beperk N, Class N                                                 5,466,000                44,951             .34
  Nedcor Ltd. (Global Depositary Receipts)                                         80,000                   1,776              .01
  New Clicks Holding Ltd.                                                          1,660,467                2,031              .02
  Rembrandt Group Ltd.                                                             3,237,000                23,625             .18
  Sage Group Ltd.                                                                  1,570,000                7,101              .05
  Sasol Ltd.                                                                       17,007,086               178,323            1.35
  South African Capital Growth Fund, LP, Class A
  (acquired 8/25/95, cost: $1,901,000) (1) (2) (5)                                 1,901                    1,997
  South Africa Capital Growth Fund, LP, Class D                                                                                .12
  (acquired 8/25/95, cost: $13,650,000) (1) (2) (5)                                13,560                   14,352
  South African Breweries Ltd.                                                     4,771,138                117,709            .89
  South African Druggist Ltd.(3)                                                   4,138,839                22,974             .17
                                                                                                       ----------         ----------
                                                                                                           624,982            4.72
                                                                                                       ----------         ----------

SOUTH KOREA  - 1.74%
  Anam Industrial Co. Ltd.                                                         634,872                  2,360              .02
  Daegu Bank, Ltd.                                                                 10,004                   23                 -
  Daehan Asia Trust (International Depositary Receipts)                            2,820                    1,551              .01
  Daehan Korea Trust (International Depositary Receipts)                           500                      100                -
  Daewoo Securities Co., Ltd., nonvoting preferred                                 193,920                  350
  Daewoo Securities Co., Ltd.,ordinary  (1)                                        1,416,622                6,979              .06
  Hanil Bank                                                                       373,422                  701                .01
  Hansol Paper Co., Ltd.                                                           446,500                  1,962              .01
  Housing & Commercial Bank                                                        13,610                   92                 -
  Hyundai Electronics                                                              215,450                  2,733              .02
  Hyundai Motor Co.                                                                1,502,700                16,578
  Hyundai Motor Co., nonvoting preferred                                                                                       .15
  (Global Depositary Receipts)                                                     1,823,380                2,844
  Korea Electric Power Corp.                                                       678,090                  6,281
  Korea Electric Power Corp.,                                                                                                  .07
    5.0% convertible bond August 1, 2001                                           $3,000,000               2,599
  Korea Industrial Leasing Co., Ltd.                                               241,000                  360                .00
  Korea Pacific Trust (International Depositary Receipts) (1)                      3,000                    1,200              .01
  Korea Zinc Co. Ltd.                                                              409,070                  1,820              .01
  LG Chemical Ltd., preferred                                                      330,000                  604                -
  LG Electronics Inc.                                                              993,264                  7,559
  LG Electronics Inc., nonvoting preferred                                         220,500                  552
  LG Electronics Inc.
  (Global Depositary Receipts)(1)                                                  13,488                   46
  LG Electronics Inc., non-voting preferred
  (Global Depositary Receipts)(1)                                                  707,100                  1,103              .07
  LG Industrial System                                                             576,780                  2,263              .02
  LG Securities Ltd., preferred (1)                                                849,010                  1,247
  LG Securities Co., Ltd.  (1)                                                     1,454,920                5,579              .05
  LG Semicon Co.                                                                   495,760                  4,826              .04
  Pohang Iron & Steel Co., Ltd.                                                    66,300                   1,867              .01
  Samsung Display Devices                                                          793,993                  14,990
  Samsung Display Devices  0.5% convertible Eurobonds
    April 12, 2002                                                                 $770,000                 762                .12
  Samsung Electronics Co., Ltd., nonvoting preferred                               118,403                  818
  Samsung Electronics Co., Ltd.                                                    2,751,002                62,324
  Samsung Electronics Co., Ltd., nonvoting preferred
    (Global Depositary Shares)                                                     1,688,168                9,496              .78
  Samsung Electronics Co., Ltd.(Global Depositary Shares)                          2,202,252                30,820
  Samsung Electronics Co., Ltd., rights, expire July 1, 1997 (1)
  Samsung Fire & Marine Insurance (1)                                              27,470                   3,160              .03
  Seoul Asia Index Trust (International Depositary Receipts) (1)                   80                       200                -
  Shinhan Bank                                                                     640,000                  2,851              .02
  SK Telecom Co., Ltd.                                                             60,759                   17,547
  SK Telecom Co., Ltd. (American Depositary Receipts)                              1,964,982                12,772             .23
  Yukong Chf, warrants, expire June 18, 1999  (1)                                  8,000                    142                -
                                                                                                       ----------         ----------
                                                                                                           230,061            1.74
                                                                                                       ----------         ----------
Sri Lanka  - 0.09%
  Asian Hotels Corp. Ltd. (1)                                                      12,215,000               1,485              .01
  Development Finance Corp. of Ceylon (3)                                          1,533,310                5,865              .05
  National Development Bank of Sri Lanka                                           1,178,700                4,389              .03
                                                                                                       ----------         ----------
                                                                                                           11,739             .09
                                                                                                       ----------         ----------
TAIWAN - 5.89%

  Acer Computer International Ltd.                                                 1,639,500                1,508              .01
  Acer Inc.(Global Depositary Receipts) (1)                                        1,936,850                14,817             .11
  Acer Peripherals Inc.                                                            11,145,125               20,951             .16
  Advanced Semiconductor Engineering, Inc.  (1)                                    27,632,608               97,502
  Advanced Semiconductor Engineering,  Inc.                                                                                    .78
  (Global Depositary Receipts) (1)                                                 280,692                  5,502
  ASE Test Limited (1)                                                             460,300                  30,092             .23
  Asia Cement Corp.                                                                22,573,680               26,782             .20
  Asia Corporate Partners Fund, Class B
    (acquired 3/12/96; cost: $20,027,000) (1)(2)(5)                                40,000                   20,000             .15
  Asustek Computer Inc. (1)                                                        7,111,000                113,294            .86
  Cathay Construction Co. Ltd.                                                     18,804,400               21,557             .16
  China Steel Corp.(1)                                                             8,097,500                6,139              .05
  Delta Electronics, Inc.                                                          8,008,800                32,085
  Delta Electronics Inc., 0.50% convertible bond                                                                               .30
March 6,2004 (acquired 2/27/97, cost: $6,031,000) (2)                              $ 5,976,000              7,350
  Mosel Vitelic Inc. (1)                                                           19,133,800               25,237             .19
    Nan Ya Plastics Corp.,1.75% Eurobond July 19, 2001                             $1,850,000               2,109              .02
  Primax Electronics Ltd.                                                          6,561,582                14,963             .11
  Seres Capital (Cayman Islands)
    (acquired 3/12/96; cost:$25,000) (1)(2)                                        8                        125
  Seres Capital (Cayman Islands), nonvoting                                                                                    -
    (acquired 3/12/96; cost: $125,000) (1)(2)                                      2                        25
  Siliconware Precision Industries Co., Ltd.                                       8,564,920                20,324             .15
  Taiwan Mask Corp. (1)                                                            837,039                  3,805              .03
  Taiwan Semiconductor Manufacturing Co. Ltd. (1)                                  86,415,700               298,261
  Taiwan Semiconductor Manufacturing Co. Ltd,
    convertible Eurobonds July 3, 2002 (acquired 7/4/97,                                                                      2.26
    cost: $1,049,000)(1) (2)                                                       $1,000,000               1,068
  Ton Yi Industrial Corp. (1)                                                      3,977,631                3,297              .02
  U-Ming Marine Transport Corp.                                                    1,772,138                1,119              .01
  Unicap Electronics Industrial Corp. (1)                                          342,240                  471                -
  United Microelectrionics Corp., Ltd. (1)                                         2,615,600                5,158              .04
  Wus Printed Circuit Co., Ltd.                                                    1,101,100                1,985              .01
  Yangming Marine Transport Corp.(1)                                               5,992,000                4,856              .04
                                                                                                       ----------         ----------
                                                                                                          780,382            5.89
                                                                                                       ----------         ----------

THAILAND  - 0.40%
  Alphatec Electronics PCL (1)                                                     423,400                  -                  -
  Ayudhya Jardine CMG Life Assurance (1)                                           84,547                   22                 -
  Bangkok Bank PCL                                                                 4,090,160                10,247
  Bangkok Bank PCL, 3.25% convertible
     Eurobonds March 3, 2004                                                       $ 1,000,000              325                .08
  Bangkok Insurance PLC                                                            493,800                  4,021              .03
  Bank of Ayudhya PCL                                                              327,000                  137                -
  Charoen Pokphand Feedmill PCL                                                    1,575,600                2,303              .02
  Dusit Thani PCL                                                                  990,000                  734                .01
  Electricity Generating Authority of Thailand                                     10,663,217               20,035
  Electricity Generating Authority of Thailand, local registered                   22,530                   30                 .15
  KR Precision                                                                     1,302,100                4,947              .04
  Nakhornthai Integrated Steels Co., Ltd. (1)(3)                                   11,213,400               140                -
  Post Publishing PCL (3)                                                          2,525,000                1,634              .01
  Serm Suk PCL                                                                     210,166                  1,448
  Serm Suk PCL, local registered                                                   64,960                   352                .01
  Siam Commercial Bank PCL                                                         1,109,466                1,274              .01
  Swedish Motors Corp. PCL                                                         1,608,100                394                -
  Thai Farmers Bank PCL                                                            1,182,010                2,159
  Thai Farmers Bank PCL
   warrants, expire September 15, 2002 (1)                                         292,351                  31                 .02
  Thai Glass Industries PCL                                                        1,272,200                983                .01
    Wattachak 3.50% convertible bond December 6, 2003                              $6,400,000               1,920              .01
                                                                                                       ----------         ----------
                                                                                                            53,136             .40
                                                                                                       ----------         ----------
Turkey  - 5.06%
  Adana Cimento Sanayii TAS, Class A (3) (4)                                       140,911,321              11,913             .09
  Adana Cimento Sanayii, TAS, Class C (3)                                          48,392,068               421
  Aktas Elektrik Ticaret AS (1)                                                    33,931,644               27,047             .20
  Ege Biracilik ve Malt Sanayii AS                                                 75,491,838               6,838              .05
  Erciyas Biracilik ve Malt Sanayii AS                                             77,891,000               10,912             .08
  Ere gli Demir ve Celik Fabrikalari TAS (3)                                       364,422,000              56,336             .42
  Koc Holding AS, ordinary                                                         260,074,538              60,935             .46
  Migros Turk TAS                                                                  43,223,363               39,152             .30
  Nergis Holding (1)                                                               60,000,000               7,536              .06
  Netas Northern Electric Telekomunikasyon AS  (1)                                 33,819,300               12,253             .09
  Petrol Ofisi AS                                                                  163,841,437              39,179             .30
  Trakya Cam Sanayii AS (3)                                                        564,604,574              32,731             .25
  Turliye Is Bankasi AS(1)                                                         1,006,429,500            182,324            1.38
  Turkiye Sise ve Cam Fabrikalari AS (1) (3)                                       674,668,096              49,704             .38
  Yapi ve Kredi Bankasi AS (3)                                                     3,477,393,889            132,712            1.00
                                                                                                          ----------      ----------
                                                                                                            669,993            5.06
                                                                                                           ---------      ----------
Ukraine - 0.07%
  JKX Oil & Gas PCL(1) (3)                                                         10,230,233               7,437
  JKX Oil & Gas PLC, 7.00% convertible bond June 30, 2001
    (acquired 6/6/96 , cost: $2,000,000) (2), (3)                                  $ 2,000,000              2,000              .07
                                                                                                       ----------         ----------
                                                                                                            9,437              0.07
                                                                                                       ----------         ----------

Venezuela - 0.14%
  Compania Anonima Nacional Telefonos de Venezuela
    (CANTV), Class D (American Depositary Receipts)                                454,000                  18,898             .14
                                                                                                     -------------      ------------

Vietnam - 0.05%
  Vietnam Frontier Fund
   (acquired 7/21/94, cost: $3,000,000) (1)(2)(3)(5)                               291,300                  3,000              .02
  Vietnam Investment Fund, preferred, units
   (acquired 8/4/94, cost: $3,206,000) (1)(2)(3)(5)                                30                       3,206
  Vietnam Investment Fund, ordinary, units
   (acquired 8/4/94, cost: less than $1,000) (1)(2)(3)(5)                          6                        -                  .03
                                                                                                       ----------         ----------
                                                                                                            6,206              .05
                                                                                                       ----------         ----------


Multi-National - 2.01%
  Abacan Resource Corp. (1)(3)                                                     7,550,000                11,849             .09
  Aminex PLC (acquired 8/1/97, cost: $3,855,000) (1)(2)                            3,250,000                3,168              .02
  Armada Gold Corp.(1) (3)                                                         4,600,000                804
  Armada Gold Corp., 10.0% convertible bond,
    exprires July 8, 2004 (3)                                                      c$800000                 755                .01
  Cie Financiere pour l'Europe Centrale SA
     (Global Depositary Receipts) (1)                                              103,195                  1,625              .01
  DiamondWorks Ltd. (1)                                                            4,000,000                3,355
  DiamondWorks Ltd. , warrants, expire July 15, 1998 (1)                           1,000,000                129                .03
  Dragon Oil PLC (1)                                                               6,515,200                7,213              .06
  Freeport McMoRan Copper & Gold, Class A                                          90,000                   1,378              .01
  Marchmont Gold Corp.(1)                                                          148,380                  18                 -
  New Asia East Investment Fund Ltd., Class A
    (acquired 5/23/96, cost $2,936,000) (1), (2), (5)                              293,600                  2,912
  New Asia East Investment Fund Ltd., Class B                                                                                  .32
    (acquired 5/23/96, cost $40,064,000) (1), (2), (5)                             4,006,400                39,739
  New Europe East Investment Fund Ltd., Class B
    (acquired 6/4/93, cost: $45,349,000) (1), (2)                                  436                      52,547             .40
  Oliver Gold Corp                                                                 75,795                   18                 -
  Panamerican Beverages, Inc., Class A                                             4,062,800                132,549            1.00
  Sutton Resources Ltd. (1)                                                        1,220,000                8,078
  Sutton Resources Ltd., warrants, expire September 30, 1998 (1)                   155,000                  217                .06
                                                                                                       -------------      ----------
                                                                                                           266,354            2.01
                                                                                                      -------------      -----------


MISCELLANEOUS - 0.33%
  Equity securities in initial period of acquisition                                                        43,790             .33
                                                                                                       ----------         ----------


TOTAL EQUITY SECURITIES (cost: $9,774,667,000)
                                                                                                       11,011,016              83.13
                                                                                                       ----------         ----------


                                                                                   Principal              Market             Percent
                                                                                   Amount                 Value              of Net
                                                                                   (000)                  (000)              Assets
BOND & NOTES

ARGENTINA  - 1.75%
  Republic of Argentina 8.75% July 10,2002                                         ARP29,100                25,322             .19
  Republic of Argentina 9.75% September 19, 2027                                   10,250                   9,840              .08
  Republic of Argentina 11.00% October 9, 2006                                     38,575                   41,430             .31
  Republic of Argentina 11.375% January 30, 2017                                   28,350                   31,072             .24
  Republic of Argentina ARS 11.75% February 12, 2007
   (acquired 1/29/97, cost: $40,784,000) (2)                                        ARP41000                38,753             .29
  Republic of Argentina 11.75% February 12, 2007                                    ARP11200                10,586             .08
  Republic of Argentina Bocon PIK 3.2052% April 1, 2007(4)                          ARP25699                14,575             .11
  Republic of Argentina Bocon PIK Capitalized
  Interest 3.2424% April 1, 2007(4)                                                $9,893                   9,894              .07
  Republic of Argentina Bearer Bond,
  Series L, 6.6875% March 31, 2005(4)                                              18,048                   16,153             .12
  Bonos Del Tesoro 8.75% May 9, 2002                                               26,500                   25,009             .19
  CEI Citicorp Holdings, Series B 11.25% February14, 2007                           ARP11675                9,342              .07
                                                                                                       ----------         ----------
                                                                                                          231,976            1.75
                                                                                                       ----------         ----------

BRAZIL - 0.66%
 Comtel Brasileira Ltda. 10.75% September 26,2004
  (acquired 9/18/96, cost: $2,400,000)(2)                                           $ 2,400                 2,342              .02
Federal Republic of Brazil Capitalization Bond,
  PIK 8.00% April 15,2014                                                          23,147                   18,205             .14
Federal Republic of Brazil Debt Conversion Bond,
Series L, 6.75% April 15,2012 (4)                                                  23,250                   17,670             .14
Federal Republic of Brazil Bond,
Series EI-L, 6.6875% April 15, 2006 (4)                                            10,192                   8,791              .06
Federal Republic of Brazil NMB,
Series L, 6.75% April 15,2009 (4)                                                  7,100                    5,733              .04
  Multicanal Participacoes SA Class B 12.625% June  18, 2004                       10,500                   10,815             .08
  MYDFA Trust 6.6875% September 9, 2007                                            4,469                    3,810              .03
  MYDFA Trust 6.6875% September 15, 2007
(acquired 10/2/96, cost: $13,797,000) (2) (4)                                      15,995                   13,636             .10
  Tevecap SA 12.625% Senior Notes November 26, 2004                                6,470                    5,952              .05
                                                                                                       ----------         ----------
                                                                                                           86,954             .66
                                                                                                       ----------         ----------

BULGARIA  - 0.29%
  Republic of Bulgaria Interest Arrears Bond
    6.5625%  July 28, 2011                                                         19,600                   14,406             .12
  Republic of Bulgaria Front Loaded Interest Reduction
    Bond, Series A 2.25% July 28, 2012                                             38,725                   23,574             .17
                                                                                                       ----------         ----------
                                                                                                            37,980             .29
                                                                                                       ----------         ----------
ECUADOR  - 0.03%
Republic of Bulgaria Interest Arrears Bond
6.685% July 28, 2011                                                               6,561                    4,306              .03
                                                                                                       ----------         ----------

INDIA - 0.00%
  Flex Industries Ltd. 13.50% December 31, 2004                                    INR29,929                609                -
                                                                                                       ----------         ----------

INDONESIA - 0.05%
  Indah Kiat Finance Reg S 10.0%, July 1, 2007                                     2,500                    2,075              .02
Indah Kiat International Finance 10.00% July 1,2007
(acquired 12/11/97, cost $1,502,000) (2)                                           1,650                    1,370              .01
Pindo Deli Finance 10.00% October 1,2007
(acquired 11/25/97, cost:$3,257,000)                                               3,500                    3,010              .02
                                                                              ----------               ----------         ----------
                                                                                                            6,455              .05
                                                                                                       ----------         ----------

MEXICO  - 0.71%
Banco Nacional de Comercio Exterior, S.N.C.
  7.25% Februaary 2,2004                                                           21,200                   19,557             .15
  Grupo Televisa, SA 0/13.25% May 15, 2008 (6)                                     3,000                    2,243              .02
  Innova, S. de R.L. 12.875% Senior Notes due April 1, 2007                        1,000                    1,000              .01
Tubos de Acero de Mexico, SA 13.75% December 8, 1999
      (acquired 11/23/94, cost : $1,736,824)                                       1,750                    1,912              .01
United Mexican States Discount Bonds
        Series A unit 6.6925% December 31, 2019                                    1,750                    1,623              .01
  United Mexican States Discount Bonds
        Series B 6.617% December 31, 2019(4)                                       1,000                    926                .01
  United Mexican States Discount Bonds
        Series C 6.820% December 31, 2019 (4)                                      3,000                    2,783              .02
  United Mexican States Discount Bonds
  Series D 6.820% December 31, 2019 (4)                                            10,000                   9,275              .07
  United Mexican States Government
Bond 9.875% January 15,2007                                                        9,000                    9,401              .07
  United Mexican States Government
Bond 11.375% September 15,2016                                                     15,930                   18,319             .14
  United Mexican States Government
Bond 11.50% May 15,2026                                                            22,925                   27,222             .20
                                                                                                       ----------         ----------
                                                                                                            94,261             .71
                                                                                                       ----------         ----------


PANAMA  - 0.11%
  Republic of Panama (Interest Reduction Bond) 3.50%
     due July 17, 2014 (acquired 11/8/95, cost: $7,769,000)(2)(4)                  13,864                   10,623             .08
  Republic of Panama Past Due Interest Bond 6.6875%
     due July 17, 2016 (acquired 6/21/96, cost:$2,861,000)(2)(4)                   4,212                    3,444              .02
  Republic of Panama ( Past Due Interest Bond) 6.6875%
  July 17, 2016                                                                    865                      707                .01
                                                                                                       ----------         ----------
                                                                                   18,076                   14,774             .11
                                                                                                       ----------         ----------
PERU  - 0.16%
  Republic of Peru (Front Loaded Interest Reduction Bond)
   3.25% March 7,2017 (acquired 8/5/96,
   cost: $6,404,000) (2)(4)                                                        10,900                   6,491              .05
  Republic of Peru (Past Due Interest Bond) 4.00%
   March 7, 2017 (acquired 3/7/97, cost: $14,601,000)(2)(4)                        22,235                   14,647             .11
                                                                                                       ----------         ----------
                                                                                   10,900                   21,138             .16
                                                                                                       ----------         ----------

PHILIPPINES  - 0.21%
  Republic of Philippines (Front Loaded Interest Reduction
   Bond) Series B, 5.00% due June 1, 2008                                          30,250                   27,376             .21
                                                                                                      ----------         ----------

POLAND  - 0.09%
   Republic of Poland Past Due Interest Bond (PDI)
      3.75% due October 27, 2014(4)                                                $7,500                   6,497              .05
Republic of Poland (Past Due Interest Bond)
      4.00%  October 27,2014(4)                                                     5,500                    4,764              .04
                                                                                                       ----------         ----------
                                                                                                            11,261             .09
                                                                                                       ----------         ----------


RUSSIAN FEDERATION  - 0.24%
  Global Tele-systems Group Loan 10.00% February 2, 2001
    (acquired 2/2/96, cost; $25,924,000)(1)(2)                                     26,250                   25,725             .19
Russia Interest Arrears Notes 6.71875% due
    December 15,2015 (acquired 12/5/97, cost :$1,914,000) (2)(4)                    2,618                    1,850              .01
Russia Principal Loan 6.71875% due December 15,2020 (4)                             9,284                    5,756              .04
                                                                                                       ----------         ----------
                                                                                                            33,331             .24


SOUTH AFRICA  - 0.07%
  Republic of South Africa  13.00%  August 31, 2010                                ZAR47,000                9,205              .07
                                                                                                       ----------         ----------
THAILAND  - 0.01%
Advance Agro Public Company Ltd. Senior Unsecured
Notes 13.00% due November 15,2007
(acquired 11/19/97, cost: $901,000)                                                1,000                    873                .01
                                                                                                       ----------         ----------

VENEZUELA  - 0.40%
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series A Eurobonds 6.75% March 31, 2007 (4)                              10,631                   9,541              .07
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series B Eurobonds 6.75% March 31, 2007 (4)                              9,952                    8,932              .07
  Republic of Venezuela Debt Conversion Bond
    6.8125%  December 18, 2007 (4)                                                 37,857                   33,977             .26
                                                                                                       ----------         ----------
                                                                                                            52,450             .40



                                                                                                       ----------         ----------
TOTAL BONDS AND NOTES (cost: $ 607,719,000)                                                               632,949            4.78
                                                                                                       ----------         ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 5.64%

ABN-AMRO Bank NV5.75% due 3/20/98                                                  39,700                   39,204             .29
Anz (DE) Inc.5.67% due 1/27/98                                                     25,000                   24,894             .19
Bank of Montreal 5.65%-5.73% due 1/23 -1/26/98                                     64,500                   64,258             .48
Barclays U.S. Funding Corp.5.60%-5.63% due 1/5-1/26/98                             27,000                   26,943             .20
Caisse Des Depots Et Consignations 5.62%-5.78% due 2/5-3/05/98                     71,400                   70,889             .53
Canada Bills 5.58% due 2/10/98                                                     15,000                   14,903             .11
Commerzbank U.S. Finance 5.76% due  01/20/98                                       43,000                   42,864             .32
Daimler-Benz North American Corp.5.75% due 1/16/98                                 50,000                   49,873             .38
Deutsche Bank Financial Inc.5.74% due 2/2/98                                       50,000                   49,740             .38
Halifax PLC5.73% due 1/22/98                                                       25,000                   24,914             .19
International Lease Finance Corp.5.63% due 1/27/98                                 25,000                   24,894             .19
Lloyds  Bank PLC 5.61%-5.70% due 1/12-1/27/98                                      43,200                   43,100             .33
National Australia Funding (Delaware) Inc.
  5.59%-5.84% due 1/8/2/10/98                                                      55,000                   54,846             .42
Rank Xerox Capital (Europe) PLC5.61% due 1/14/98                                   45,000                   44,901             .34
Siemens Capital Corp.5.63%-5.65%due 2/5-2/6/98                                     35,000                   34,798             .26
Societe Generale N.A. Inc.5.58% due 1/16/98                                        5,000                    4,987              .04
Sony Europe Finance PLC5.89%-5.91% due 1/16-1/22/98                                55,550                   55,376             .42
Svenska Handelsbanken Inc.5.78%  due 3/13/98                                       50,000                   49,425             .37
Sweden (Kingdom of) 5.65% due 1/20/98                                              26,100                   26,017             .20
                                                                                                       ----------         ----------
                                                                                                            746,826            5.64
                                                                                                       ----------         ----------

Federal Agency Discount Notes  - 1.27%
Fannie Mae (formerly Federal National Mortgage Assn.)
5.41%-5.57% due 3/12/98                                                            10,200                   10,088             .08
Federal Home Loan Banks 5.535% due 2/18-3/4/98                                     90,400                   89,662             .68
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
5.59%-5.72% due 2/6-3/10/98                                                        39,000                   38,620             .29
U.S. Treasury Bills 5.17% due 2/12/98                                              30,000                   29,828             .22
                                                                                                       ----------         ----------
                                                                                                            168,198            1.27
                                                                                                       ----------         ----------
Certificates of Deposit  - 0.98%
  Canadian Imperial Holdings Inc. 5.610% due 01/13/98                              30,000                   29,999             .22
  Dresdner Bank YK 5.650% 1-05-98                                                  50,000                   50,000             .38
  Swiss Bank Corp. YK 5.70% due 2/17/98                                            50,000                   49,995             .38
                                                                                                       ----------         ----------
                                                                                                            129,994            .98
                                                                                                       ----------         ----------

Non-U.S. Government Short -Term Obligations - 1.41%
  Kenya Government Treasury Bills due 9/22/97                                     KES192,500               3,062              .02
  Polish Government Treasury Bills due 1/7-4/17/98                                 PLZ78,600               20,961             .16
Turkey Government Teasury Bills 3/4-9/16/98                                       TRL53,185,330            162,797            1.23
                                                                                                       ----------         ----------
                                                                                                           186,820            1.41
                                                                                                       ----------         ----------


Non-U.S. Currency  - 0.19%
  Chilean Peso                                                                   CHP6,296,473             14,375             .11
  New Taiwanese Dollar                                                           NT$350,286               10,795             .08
                                                                                                       ----------         ----------
                                                                                                          25,170             .19
                                                                                                       ----------         ----------

TOTAL SHORT-TERM SECURITIES (cost:$1,291,224,000)                                                        1,257,008           9.49
                                                                                                       ----------         ----------
TOTAL INVESTMENT SECURITIES (cost: $11,673,610,000)                                                     12,900,973           97.40

Net unrealized appreciation on foreign currency contracts (7)                                           75,606             .57
Excess of cash and receivables over liabilities
(excludes open foreign currency contracts)                                                              268,325            2.03
                                                                                                        ----------
----------
NET ASSETS                                                                                               13,244,904      100.00%
                                                                                                        ===========      ==========




1. Non- income-producing securities.
2. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 1997, the total  market value and cost of such securities was
   $588,137,000 and $531,371,000, respectively, and the market value represented 4.44% of net assets.  Such securities, excluding convertible bonds and American Depositary Receipts, are valued at fair value.
3. The fund owns 5% or more or the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
4. Coupon rate may change periodically.
5. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
6. Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.
7. Included in the excess of cash and receivables over liabilities is the net receivable related to open foreign currency contracts.

As of December 31, 1997, the net receivable consists of the following:

                                                        Contract Amount                    U.S. Valuation at 12/31/97
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           Unrealized
                                                                                                           Appreciation
                                                        Non-U.S.            U.S.           Amount          (Depreciation)
                                                        (000)               (000)          (000)           (000)
-------------------------------------------------------------------------------------------------------------------------
Sales:

Brazilian real expiring 9/15/98-10/27/98                B$1,744,173         $1,413,882     $1,354,788      $59,094
French francs expiring 1/7/98                           FF5,099             886            849             37
German deutsche Marks expiring 1/7/98                   DM10,518            6,145          5,852           293
Pounds sterling expiring 1/7/98                         L1,011              1,644          1,671           (27)
Swiss francs expiring 1/7/98                            CHF1,270            890            869             21
Taiwan dollars expiring 5/26/98                         NT$2,323,230        69,000         69,562          (562)
Thai bahts expiring 5/19/98                             THB1,908,924        68,559         39,595          28,964
                                                                                                           -------
                                                                                                           87,820
Indonesian rupiah expiring
10/7/98 - 12/11/98                                      IDR213,280,825              47,685          35,471 (12,214)
                                                                                                           --------
Foreign currency contracts - net                                                                           $75,606
                                                                                                           ========
---------------------------------------
  ARP - Argentine Peso
  C$ - Canadian Dollar
  CHF - Swiss Franc
  CHP - Chilean Peso
  DEM- German Deutsche Mark
  FF - French Franc
  IDR - Indonesian Rupiah
  INR - Indian Rupee
  KES - Kenyan Shilling
  MXN -Mexican Peso
  NT$ - New Taiwanese Dollar
  PHP - Philippine Peso
  PLZ - Polish Zloty
  L - British Pound
  R$ - Brazilian Real
  THB - Thai Bahts
  TRL - Turkish Lira
  ZAR - South African Rand

See Notes to Financial Statements


EQUITY SECURITIES ADDED TO THE                            EQUITY SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30,1997                              PORTFOLIO SINCE JUNE 30, 1997


Aktas Elektril Ticaret                                    Accton Technology Corp.
Aminex                                                    Banco de Colombia
Antofagasta                                               Bavaria
PT Astra International                                    Black Swan Gold Mines
ASE Test Limited                                          Companhia Siderurgica Belgo-Mineira
PT Astra International (Indonesia)                        Comunicacion Celular
Banco Rio de la Plata                                     CTI Compania Tecno Industrial
Banco Santander                                           Eastern & Oriental Bhd
Banespa                                                   Elec de Portugal
Bank Handlowy w Warszawie SA                              Electrolux Brasileras
Bayan Telecommunications Holding Corp.                    Emerging Markets Gold Fund
Bompreco SA                                               Encorpar
China Resources Beijing Land                              Forestal Terranova
Coca-Cola FEMSA                                           Inventec
Comania Anonima Nacional                                  Industrial Finance Corp. of Thailand
Compania Cervecerias Unidas SA                            Invercap
Telefonos de Venezuela (CANTV)                            Kookmin Bank
Consorcio International Hospital                          Korea First Bank
Coronation Holdings                                       Korea Long Term Credit Bank
Distribution y Servicio D&S                               Kyongnam Bank
Embotelladora Andina                                      Lukinter Finance
Energy Africa                                             Malaysian International Shipping
Erciyas Biracilik ve Malt Sanayii                         Metal Leve
Eregli Demir ve Celik Fabrikalari                         Michaniki
Fomento Economico Mexicano                                MIH holdings
Gencor                                                    OSA SA-Organizacao, Sistemas e Aplicacoes
Grupo Financiero BBV-Probursa                             Pacific Chemical Industrial Co.
Grupo Mexico                                              PT Gudang Garam
Gulf Indonesia Resources                                  PT Kalbe Farma
Hansol Paper                                              Shanghai Petrochemical
Hindustan Petroleum                                       Thai Military Bank
PT Indah Kiat Pulp & Paper                                United Engineers (Malaysia)
LG Industrial System                                      Videocon International
Jiangsu Expressway                                        Vneshekonombank
Jiangxi Copper                                            Yieh Phui Enterprises
Kazkommertsbank                                           Yizeng Chemical Fibre Co.
PT Lautan Luas                                            Yukong
Nergis Holding
New Clicks Holding Ltd.
Ng Fung Hong Ltd
Oliver Gold Corp
Optimus
Paulista Forca
Real SA Participacoese Administracao
Santa Isabel
LG Semicon
Star Publications
StoryFirst Communcations
Tanjong PLC (Malaysia)
TV Azteca
United Microelectronics
United Tractors
YTL Corporation



Emerging Markets Growth Fund, Inc.
Financial Statements

Statement of Assets and Liabilities
at December 31, 1997 (dollars in thousands)                                          (Unaudited )
-------------------------------------------------------------------------------------------------

ASSETS:
Investment securities at market
   (cost:  $11,673,610)                                                              $12,900,973
   Cash                                                                              4,983
   Receivables for -
      Sales of investments                                 $76,544
      Sales of fund's shares                               256,945
      Open forward currency contracts                      75,606
      Dividends and accrued interest                       41,425                    450,520
                                                           -------                   ----------
                                                                                     13,356,476
                                                                                     ----------
LIABILITIES:
   Non-U.S. taxes payable                                                            2,407
   Payables for -
      Purchases of investments                             28,432
      Unfunded capital commitments                         64,493
      Management services                                  6,546
      Accrued expenses                                     9,694                     109,165
                                                           -------                   ----------
                                                                                     111,572
NET ASSETS AT DECEMBER 31, 1997 -                                                    ----------
   Equivalent to $54.92 per share on
   241,180,922 shares of $0.01 par value
   capital stock outstanding (authorized
   capital stock -- 400,000,000 shares)                                              $13,244,904
                                                                                     ===========
------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(dollars in thousands)                                                               (Unaudited)
------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income:
      Dividends                                            $65,563
      Interest                                             97,555                    $163,118
                                                           -------
   Expenses:
      Management services fee                              42,306
      Custodian fee                                        7,917
      Registration statement and prospectus                1,238
      Auditing and legal fees                              226
      Reports to shareholders                              10
      Other expenses                                       1,716                     53,413
                                                           -------                   ---------
   Income before non-U.S. taxes                                                      109,705
   Non-U.S. taxes                                                                    (279)
                                                                                     ---------
   Net investment income                                                             109,426
                                                                                     ---------
REALIZED GAIN AND UNREALIZED
   DEPRECIATION ON INVESTMENTS:
   Realized gain before non-U.S. taxes                     273,757
   Non-U.S. taxes                                          (2,940)
                                                           -------
      Net realized gain                                                              270,817

   Net change in unrealized appreciation on
      investments                                          (2,682,487)
   Net change in unrealized appreciation
      on open forward currency contracts                   76,059
                                                           -----------
         Net unrealized depreciation                       (2,606,428)
         Non-U.S. taxes                                    14,146                    (2,592,282)
                                                           -----------               -----------
      Net realized gain and unrealized
         depreciation on investments                                                 (2,321,465)
                                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   $(2,212,039)
                                                                                     ===========

------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                         (dollars in thousands)
------------------------------------------------------------------------------------
                                                           Six Months Ended          Year Ended
                                                           December 31, 1997 /1/     June 30, 1997

OPERATIONS:
   Net investment income                                   $109,426                  $276,260
   Net realized gain on investments                        270,817                   480,316
   Net unrealized appreciation
      (depreciation) on investments                        (2,592,282)               2,179,832
                                                           ----------                ---------
      Net increase (decrease) in net assets
         resulting from operations                         (2,212,039)               2,936,408
                                                           ----------                ---------
DIVIDENDS AND DISTRIBUTIONS PAID
   TO SHAREHOLDERS:
   Dividends from net
      investment income                                    (329,357)                 (304,645)
   Distributions from net realized
      gain on investments                                  (722,874)                 (160,065)

      Total dividends and
         distributions                                     (1,052,231)               (464,710)
                                                           ----------                ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
      29,604,306 and 37,177,633 shares,
      respectively                                         1,901,805                 2,214,203
   Proceeds from shares issued in
      reinvestment of net investment
      income dividends and
      distributions of net realized
      gain on investments:
      19,905,203 and 7,713,936 shares,
      respectively                                         1,023,725                 447,083
                                                           ---------                 ---------
      Net increase in net assets
         resulting from capital share
         transactions                                      2,925,530                 2,661,286
                                                           ---------                 ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (338,740)                 5,132,984

NET ASSETS:
   Beginning of period                                     13,583,644                8,450,660
                                                           ----------                ---------
   End of period (including
      excess distributions over
      net investment income: $259,205
      and $39,274, respectively)                           $13,244,904               $13,583,644
                                                           ===========               ===========
/1/ Unaudited


See Notes to Financial Statements

Notes to Financial Statements

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

      Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. The fund records realized gains or losses on forward currency contracts at the time the contracts are offset by entry into closing transactions or are extinguished by the delivery of currency. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

     The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund purchased forward currency contracts to hedge the foreign exchange exposure in certain securities held by the fund which are pegged to or denominated in various non-U.S. currencies. The forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments.

     Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $7,917,000 includes $55,000 that was paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

     Dividend income, and interest income, net realized gain and net unrealized gain, of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Interest income of the fund derived in Kenya is subject to certain non-U.S. taxes at a rate of 12.5%. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. Net realized gain and net unrealized gain of the fund derived in Venezuela are subject to certain non-U.S. taxes at rates between 15% and 34%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $1,193,493,000, net of accrued taxes totaling $691,000 on net unrealized appreciation of Indian securities, of which $3,222,629,000 related to appreciated securities and $2,029,136,000 related to depreciated securities. During the period ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $370,839,000 on securities transactions. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $11,706,789,000 at December 31, 1997.

4. The fee of $42,306,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; and 0.56% of such assets in excess of $11 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of December 31, 1997, excess distributions of net realized gain on investments was $101,786,000 and additional paid-in capital was $12,301,790,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $3,184,265,000 and $1,887,660,000, respectively, during the period ended December 31, 1997.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the period ended December 31, 1997, such non-U.S. taxes were $4,655,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity-type securities and bonds were $6,600,000 for the period ended December 31, 1997.

EMERGING MARKETS GROWTH FUND, INC.
PER-SHARE DATA AND RATIOS


                                                     Six Months                        Year Ended June 30
                                                     Ended          ---------------------------------------------------------
                                                     12/31/97/1/    1997        1996         1995         1994         1993
                                                     ------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $70.87         $57.57      $52.36       $58.75       $44.95       $38.64
                                                     ------         ------      ------       ------       ------       ------
Income (Loss) from Investment Operations:
   Net investment income                             0.67           1.61        1.30         0.87         0.53         0.62
   Net realized and unrealized gain (loss)
     on investments before non-U.S. taxes            (11.68)        14.51       6.49         (0.79)       15.29        7.33
   Non-U.S. taxes                                    (0.02)         (0.01)      (0.01)       (0.03)       (0.39)       0.06
Total income (loss) from investment                  -------        ------      ------       ------       ------       ------
       operations                                    (11.03)        16.11       7.78         0.05         15.43        8.01
                                                     -------        ------      ------       ------       ------       ------
LESS DISTRIBUTIONS:
   Dividends from net investment income              (1.54)         (1.79)      (1.30)       (0.63)       (0.49)       (0.56)
   Distributions from net realized gains             (3.38)         (1.02)      (1.27)       (5.81)       (1.14)       (1.14)
                                                     -------        ------      ------       ------       ------       ------
Total distributions                                  (4.92)         (2.81)      (2.57)       (6.44)       (1.63)       (1.70)
                                                     -------        ------      ------       ------       ------       ------
Net Asset Value, End of Period                       $54.92         $70.87      $57.57       $52.36       $58.75       $44.95
                                                     =======        ======      ======       ======       ======       ======
Total Return                                         (15.09)%/2/    29.17%      15.49%       (1.22)%      34.33%       21.55%



RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions)           $13,245        $13,584     $8,451       $5,572       $4,170       $2,574
   Ratio of expenses to average net assets           .40% /2/       .78%        .84%         .91%         1.00%        1.01%
   Ratio of expenses and non-U.S.
   taxes to average net assets                       .40% /2/       .78%        .85%         .94%         1.04%        1.07%
   Ratio of net income to average net assets         .81%/2/        2.74%       2.54%        1.70%        .91%         1.82%
   Average commissions paid per share /3/            .21 ct         .13 ct      .10 ct       .02ct        .01ct        .02ct
   Portfolio turnover rate                           15.57% /2/     23.75%      17.78%       23.75%       18.13%       11.97%



/1/ Unaudited

/2/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/3/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


BOARD OF DIRECTORS

Robert E. Angelica, Berkeley Heights, New Jersey
President and Chief Investment Officer,
AT&T Investment Management Corporation

Nancy Englander, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

David I. Fisher, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
The Capital Group Companies, Inc.

Khalil Foulathi, Abu Dhabi, United Arab Emirates
Managing Director,
Abu Dhabi Islamic Bank

Beverly L. Hamilton, Los Angeles, California
President, ARCO Investment Management Company

Raymond Kanner, Stamford, Connecticut
Senior Investment Manager, IBM Retirement Funds
Marinus W. Keijzer, Zeist, Netherlands
Chief Economist & Strategist, Pensioenfonds PGGM

Hugh G. Lynch, New York, New York
Managing Director, International Investments,
General Motors Investment Management Corporation

Helmut Mader, Frankfurt, Germany
Director, Deutsche Bank AG

John G. McDonald, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

William Robinson, Gouvieux, France
Director, Aga Khan Fund for Economic Development

Patricia A. Small, Oakland, California
Treasurer, The Regents of the University of California

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

Shaw B. Wagener, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.

Robert E. Angelica was elected to the Board of Directors on February 10, 1998. Teresa E. Martini resigned from the Board effective October 29, 1997. She had been a member since 1991. The Directors wish to thank her for her contributions to the fund.

OTHER OFFICERS

Roberta A. Conroy, Los Angeles, California
Senior Vice President and Secretary of the fund
Assistant General Counsel,
The Capital Group Companies, Inc.

Michael A. Felix, Brea, California
Vice President and Treasurer of the fund
Vice President, Capital International, Inc.

Hartmut Giesecke, Singapore
Vice President of the fund
Chairman of the Board and Director,
Capital International K.K., and
Senior Vice President and Director,
Capital International, Inc.

Peter C. Kelly, Los Angeles, California
Vice President of the fund
Senior Vice President, Capital International, Inc.

Victor D. Kohn, Los Angeles, California
Vice President of the fund
Executive Vice President,
Capital Research International

Nancy J. Kyle, New York, New York
Vice President of the fund
Senior Vice President, International,
Capital Guardian Trust Company

Abbe G. Shapiro, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

Jennifer L. Butler, Los Angeles, California
Assistant Secretary of the fund
Fund Administrative and Compliance Associate,
Capital International, Inc.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL INTERNATIONAL, INC.

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302
135 South State College Boulevard

Brea, California 92821-5804
CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA TAG/CG/3688
(c) 1998 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-013-0298(NLS)